UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22818

Westchester Capital Funds
 (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

914-741-5600
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)
December 31, 2020

Annual Report

THE MERGER FUND

WCM ALTERNATIVES:
EVENT-DRIVEN FUND

WCM ALTERNATIVES:
CREDIT EVENT FUND

STANDARDIZED
PERFORMANCE SUMMARY
As of December 31, 2020

	Average Annual Total Return (%)
Merger Arbitrage[2]	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Institutional)	3.27	5.15	5.15	5.00	n/a	3.80
The Merger Fund
(Investor)	3.19	4.87	4.87	4.68	3.27	6.06
Insurance
Dedicated Funds[2]
The Merger Fund VL	4.63	7.38	7.38	5.11	3.31	4.95
Opportunistic Credit[2]
Credit Event Fund
(Institutional)	13.61	15.89	15.89	n/a	n/a	8.27
Credit Event Fund
(Investor)	13.48	15.99	15.99	n/a	n/a	8.10
Multi Event[2]
Event-Driven Fund
(Institutional)	10.46	6.55	6.55	6.07	n/a	4.55
Event-Driven Fund
(Investor)	10.32	6.30	6.30	n/a	n/a	6.79

Annual Operating Expense Ratio (%)[3]
			Net Expenses
	Gross	Net	excluding
	Expense	Expense	Investment-	Performance
Merger Arbitrage[2]	Ratio	Ratio[1,2]	Related Expenses[2,3]	Inception	Ticker
The Merger Fund
(Institutional)	1.72%	1.70%	1.19%	08/01/2013	MERIX
The Merger Fund
(Investor)	2.01%	1.99%	1.48%	01/31/1989	MERFX
Insurance
Dedicated Funds[2]
The Merger Fund VL	2.46%	1.94%	1.40%	05/26/2004	MERVX
Opportunistic Credit[2]
Credit Event Fund
(Institutional)	5.40%	1.90%	1.64%	12/29/2017	WCFIX
Credit Event Fund
(Investor)	5.65%	2.15%	1.89%	12/29/2017	WCFRX
Multi Event[2]
Event-Driven Fund
(Institutional)	2.17%	2.13%	1.57%	01/02/2014	WCEIX
Event-Driven Fund
(Investor)	2.42%	2.38%	1.82%	03/22/2017	WCERX

QTD and YTD performance is not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Funds’ prior investment advisor. Messrs. Behren and Shannon, the Funds’ current portfolio managers, have served as co-portfolio managers of the Funds since 2007. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.

1Net expense ratios are as of a fund’s most recent prospectus and were applicable to investors.

2For The Merger Fund, the Adviser contractually agreed to reduce its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until April 30, 2022, unless it is terminated at an earlier time by the Board of Trustees. For The Merger Fund VL, the Adviser contractually agreed to reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets. This expense limitation agreement will apply until April 30, 2022, unless it is terminated at an earlier time by the Board of Trustees. For WCM Alternatives: Credit Event Fund, the Adviser contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% and 1.89% for Institutional Class shares and Investor Class shares, respectively. These expense limitations will apply through April 30, 2022, unless terminated by the Board of Trustees at an earlier date. For WCM Alternatives: Event-Driven Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. This expense limitation will apply through December 31, 2021, unless it is terminated by the Board of Trustees at an earlier time.

3Investment related expenses include expenses related to short sales and interest on any borrowing or interest on reverse repurchase agreements, as applicable, and acquired fund fees and expenses.

Trailing Returns

As of Date: 12/31/2020

	QTD	YTD	1-YR	5-YR	10-YR	15-YR
US Fund Market Neutral	0.33%	-2.22%	-2.22%	0.36%	0.49%	0.42%
US Fund Multialternative	4.78%	1.23%	1.23%	1.97%	1.33%	1.48%
US Fund Long-Short Credit	4.63%	5.00%	5.00%	3.44%	2.70%	3.27%
S&P 500	12.15%	18.40%	18.40%	15.22%	13.88%	9.88%
Wilshire Liq Alt Event Driven	3.75%	4.93%	4.93%	3.49%	2.00%	3.16%
Barc US Agg Bond	0.67%	7.51%	7.51%	4.44%	3.84%	4.49%
ICE BofAML US 3M Trsy Bill	0.03%	0.67%	0.67%	1.20%	0.64%	1.23%

Fellow Shareholders,

2020 was an outlier year for many reasons- politically, economically, and most importantly for the health of the world’s citizenry. Thankfully, it appears that the clouds have begun to clear, although the effects of COVID and recent social change, on all of the above, will be felt far into the future.

On the subject of change, we are happy to report that Westchester Capital has agreed to merge into the publicly traded firm called Virtus Investment Partners (NASDAQ: VRTS), and to become a wholly-owned affiliate of Virtus.

The winds of change have been blowing in our industry for a while; escalating cost-structures, increased regulation and economies of scale realized by multi-hundred-billion-dollar financial firms have made it difficult for smaller boutique managers to compete for intermediary shelf space to make their funds widely available, or to realize operating efficiencies to the same extent as much larger managers.  The flip side of the coin is that by affiliating with a highly regarded financial services firm such as Virtus, (which recently was ranked 2nd in Barron’s nationwide list of the best fund families1) we actually can achieve those benefits for our investors while continuing to independently manage and provide the same investment products that we have offered for the past three decades.  While we have always enjoyed being independent, the reach and resources available through a tie-up with Virtus was a no-brainer for us and our clients.  They have a well-deserved reputation of being a hands-off parent company, with a sterling balance sheet and deep industry ties.

Under Virtus, we will have the resources to continue to invest in our investment process and infrastructure, while maintaining the same portfolio, middle and back office teams.  The transition will be seamless and transparent to our investors.  We will retain the WCM culture and accessibility that we have maintained for decades.  Not to beat this point to death, but rest assured that the entire portfolio management team and our money management methodology will continue unaffected. We have made long-term employment commitments, which we intend to honor, as we have with any other representations we have made to our clients.

2020 Q4 Recap

Beyond our own merger (which we cannot arbitrage!), we are pleased to report that Q4 continued the process of normalization that began in Q3. As discussed in more detail below, arbitrage spreads tightened and deal activity ramped up significantly. Global deal volume was down for the year  but rebounded with the strongest second half ever. Some noteworthy data points on the space2:
__________

[1]	Barron’s Top Fund Families of 2019, February 14, 2020
[2]	Source: Citi 2020 Year in Review

•
Global M&A volume ended the year at $3.6T, down 10% versus 2019, but a significant improvement over the 50% year-over-year declines as of end of June. The 2nd half of 2020 was the most active ending period in M&A history.

•	North America drove the global M&A rebound, accounting for 55% of M&A volume since July.

•	Technology and Industrials were the most active sectors, accounting for over 42% of global M&A volume.

•
2020 will go down as “the year of the Special Purpose Acquisition Company (SPAC),” with $150B of announced “spacquisitions” and 43 $1B+ deals. Currently, with 228 SPACs searching for targets and ~$74B in investable capital, SPACs have the potential for several hundred billion dollars’ worth of transactions.

•	Historically high levels of dry powder spurred private equity to announce larger transactions in 2020, with activity spiking to record levels during the last quarter of 2020.

•
LBO activity was driven by a surge in $2B+ deals, which accounted for 27% of all LBOs in 2020, their largest share ever. The full year tied with 2007 as the third strongest year ever for sponsor-driven M&A deals.

•
Despite the late surge, there were fewer $10B+ mega-deals in 2020 compared to 2019. The 40 such deals announced in 2020 had an average size of ~$21B, vs an average $27B deal size for the 45 deals in 2019.

MERGER ARBITRAGE

The Merger Fund® advanced by 3.27% and 3.19% for the Institutional and Investor share classes, respectively, during the fourth quarter, its 101st gain in the 128 quarters since its 1989 inception, bringing YTD performance to 5.15% and 4.87% respectively. The Merger Fund VL posted a 4.63% return for the quarter, bringing YTD performance to 7.38%.  The Merger Fund® invested in 228 transactions during the quarter and had one terminated deal, RentPath LLC, a property listing website business, which was to be acquired by CoStar Group (-0.06%).  The deal was blocked by the Federal Trade Commission (“FTC”) citing concerns that the acquisition would eliminate competition, which currently benefits both renters and property managers. Reflecting a roughly 6:1 ratio of winners to losers, 194 positions posted positive gains while 34 had negative marks-to-market. As of the end of December, the fund held 159 positions and was approximately 98% invested.

As we have done in connection with past lawsuits, we conducted fundamental and litigation research and determined to hold our investments in two deals where the buyer sued to terminate the transaction, and which became our two largest profit contributors for the quarter. Tiffany & Co. contributed 0.60% and Taubman Centers Inc. added 0.52% to performance. These transactions, which subsequently closed at renegotiated prices, epitomize the panic spread-widening seen in the market at the height of the COVID crisis.  Additional contributors included Morgan Stanley/Eaton Vance (0.10%) as well as several SPACs, led by Kensington Capital Acquisition Corp. (0.30%) and Longview Acquisition Corp. (0.25%).

The S&P 500 had an outsized 12.15% return during the quarter, resulting in a negative mark of 0.25% from the macro portfolio hedge, our largest detractor.  Additional mark-to-markets losses due to spread widening came from Qiagen NV/Thermo Fisher Scientific (-0.12%), Willis Towers Watson PLC/Aon PLC (-0.10), and the aforementioned RentPath LLC (-0.06).

EVENT DRIVEN

The WCM Alternatives: Event-Driven Fund returned 10.46% and 10.32% for the Institutional and Investor share classes, respectively, during the quarter, bringing its YTD gain to 6.55% and 6.30%. During the period, the fund participated in 260 events with 223 positions posting gains versus 37 positions with negative marks-to-market. The Fund was fully invested at quarter-end.

Similar to The Merger Fund®, the biggest winners were Kensington Capital/QuantumScape Corp (1.36%), Taubman Centers Inc/Simon Property Group Inc (0.61%), Tiffany & Co/LVMH Moet Hennessy Louis Vuitton SE (0.60%), Pivotal Investment Corporation II (0.45%), and Longview Acquisition Corp. (0.34%).

The largest detractors were RentPath LLC (-0.30%), Macro Portfolio Hedge (-0.24%), Celgene Corp/Bristol-Myers Squibb Contingent Value Right (-0.18%), Qiagen NV/Thermo Fisher Scientific (-0.12%), and Willis Towers Watson PLC/Aon PLC (-0.11%).

CREDIT EVENT

After completing three years of existence, and breaking out of the gate rather slowly, we are pleased to announce that the WCM Alternatives: Credit Event Fund became eligible for a Morningstar rating, and promptly earned 5-stars for both the Overall and 3-year period based on risk-adjusted returns out of 43 long-short credit funds as of 12/31/2020.  Performance in Q4 added 13.61% for the Institutional share class and 13.48% for the Investor share class, ending the year up 15.89% and 15.99%, respectively.  This return is ahead of our anticipated run rate; however, our objective is to opportunistically capitalize on occasional situations and trends that appear to reflect market inefficiencies. Fortunately for us, there were several such opportunities during the quarter, and winners outnumbered losers by more than 13:1. In fact, a large portion of the Fund’s gains were generated by appreciation in its SPAC investments, which may or may not be repeatable. The Fund invested in 131 situations throughout the quarter, only 9 of which produced negative marks. As of December 31st the Fund had 106 credit-related event investments in the portfolio, including multiple SPAC positions.

In the winner’s column, Bombardier earned 0.72% as the bonds continued to rally after receiving all regulatory clearances for Alstom to purchase Bombardier’s rail asset.  The deal is expected to be completed mid-February of 2021.  Bombardier will receive proceeds of €5.3 billion, which will be used to pay down some of the outstanding Bombardier debt; Cengage Learning and McGraw-Hill term loans (0.35%) continued to outperform as back-to-school revenues outperformed initial downbeat expectations.  McGraw-Hill successfully enacted a consent to partially pay down its debt, extend some of its maturities and increase coupons.  Additional positive contributors included:  Ingram Micro debt (0.25%) which we purchased ahead of Platinum Equity completing its purchase of Ingram from China’s HNA Group.  We bought the bonds at 107.25 and as of the date of this letter they are now trading at 115+; Claire’s Stores Term Loans (0.27%) and Genesis Energy bonds (0.26%) continue to outperform as their expected market re-rating continued; GMAC and SLM Corp Preferreds contributed as well as the companies’ restructured their balance sheets and their corporate environment improved.

In SPACs, the most significant contributor was Kensington Capital (KCAC) which merged with QuantumScape Corp. (QS).  The KCAC shares (which we sold) and the QS shares we purchased through a PIPE (Private Investment in a Public Equity) traded significantly above the $10 offering price.  Despite hedging 72% of the position, the position contributed 2.23%.

The largest detractor was the RentPath term loan which cost the Fund –1.29%.  As mentioned previously, the FTC blocked the CoStar Group’s acquisition of RentPath.  RentPath later terminated the deal in order to exit Chapter 11 as a standalone entity.  Upon the termination, the RentPath term loan declined from the low-70s to the mid-40s.

OUTLOOK

Although there remains uncertainty regarding the track of the corona virus recovery, as of the date of this letter we perceive economic green shoots and increased stability, so we remain optimistic regarding the outlook for the balance of 2021 and beyond.

The drivers of our past optimism remain in place. Here are some highlights:

•	Corporate balance sheets contain close to record levels of cash. Acquisitions are seen as an efficient and often accretive use of corporate liquidity.

•	Cheap financing options and greater availability of capital will probably also facilitate M&A activity and drive cash bids in 2021.

•	Share-for-share deals should continue as well, fueled by high equity valuations.

•
With favorable access to capital, opportunistic buyers will likely target highly-impacted industries, leading to a meaningful rise in hostile/unsolicited deals. Strategic assets could also see competing bidders.

•	Private equity firms still hold a record $1.9T in dry powder, more than double the levels post the 2008 global financial crisis.

•	Corporate defaults in 2020 have surpassed the 2019 tally and lie at record highs.

•	High corporate defaults may present opportunities for potential bidders to pick up distressed assets, whether they be full or partial companies.

We look back at 2020 with satisfaction that we were able to provide the stable and uncorrelated investment profile that we strive to produce and have guided our investors to expect.  We believe our partnership with Virtus will only strengthen our ability to continue our 30-year track record of low volatility and absolute returns in a variety of market environments.

Please feel free to take us up on our offer to ask us questions directly. Our shareholder services, product specialist and distribution team of Jody Harris-Stern, Tom Macior, JT Fucigna and Reny Mathew stand ready to discuss any investment matter including the tie-up with Virtus, as do we.

We appreciate your support and will continue to be available should any of our investors have questions or comments.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in The Merger Fund®, WCM Alternatives: Event-Driven Fund, and/or WCM Alternatives: Credit Event Fund, carefully consider the investment objectives, risks, charges, and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959.  Please read the prospectus carefully before investing.  The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund® as of December 31, 2020, were: Willis Towers Watson Public Limited Co. (5.66%), Altaba Inc. (5.27%), Varian Medical Systems, Inc. (5.00%), Tiffany & Co. (4.67%), Slack Technologies, Inc. (3.78%), Fiat Chrysler Automobiles N.V. (3.58%), Eaton Vance Corp. (3.47%), Inphi Corporation (3.36%), Maxim Integrated Products, Inc. (3.33%), IHS Markit Ltd. (3.27%).  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund VL as of December 31, 2020, were:  Willis Towers Watson Public Limited Co. (5.83%), Altaba Inc. (5.23%), Varian Medical Systems, Inc. (5.01%), Tiffany & Co. (4.68%), Slack Technologies, Inc. (3.78%), Fiat Chrysler Automobiles N.V. (3.61%), Inphi Corporation (3.40%), Maxim Integrated Products, Inc. (3.36%), Eaton Vance Corp. (3.33%), IHS Markit Ltd. (3.29%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Event-Driven Fund as of December 31, 2020, were: Altaba Inc. (5.81%), Willis Towers Watson Public Limited Co. (5.75%), Tiffany & Co. (4.46%), Slack Technologies, Inc. (4.40%), Varian Medical Systems, Inc. (4.10%), Fiat Chrysler Automobiles N.V. (3.92%), Inphi Corporation (3.86%), Maxim Integrated Products, Inc. (3.64%), DuPont de Nemours, Inc. (3.25%), Alexion Pharmaceuticals, Inc. (3.19%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Credit Event Fund as of December 31, 2020, were: QuantumScape Corporation (13.03%), Refinitiv US Holdings Inc. (5.33%), Altaba Inc. (5.00%), WPX Energy (4.17%), Gogo International Holdings LLC (3.89%), APX Group (3.88%), Bombardier Inc. (3.66%), Claire’s Stores (3.57%), Qell Acquisition Corp. (3.33%), Watts Guerra PCG (3.31%).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other events, will prove incorrect and that the Funds’ return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups, and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment, and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds and may produce significant losses. The Funds’ hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.  Investments in lower-rated and non-rated securities present a great risk of loss to principal and interest than higher-rated securities.

The WCM Alternatives: Credit Event Fund is non-diversified and therefore has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

The views expressed are as of February 1, 2021, and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.  Distributions are not guaranteed. This document does not replace portfolio and fund-specific materials.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity, and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics.

The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns.  While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.  As of December 31, 2020, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 92 funds in the last three years, 72 funds in the last five years, and 23 funds in the last ten years.  With respect to these Market Neutral funds, The Merger Fund® – Investor share class (MERFX) received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively. The Merger Fund® – Institutional share class (MERIX) received a Morningstar rating of 5 stars, 4 stars and  4 stars for the three-, five- and ten-year periods, respectively. Ten-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 8/1/2013 inception date of MERIX and reflect the historical performance of MERFX, (inception date 1/31/1989), adjusted to reflect the fees and expenses of the Institutional shares.  As of December 31, 2020, WCM Alternatives: Event-Driven Fund was rated against the following numbers of U.S.-domiciled Multi Alternative funds over the following periods: 244 funds in the last three years and 189 funds in the last five years. With respect to these Multi Alternative funds, WCM Alternatives: Event-Driven Fund – Institutional share class (WCEIX) received a Morningstar Rating of 5 stars and 4 stars for the three- and five-year periods, respectively. WCM Alternatives: Event-Driven Fund – Investor share class (WCERX) received a Morningstar Rating of 4 stars and 4 stars for the three- and five-year periods, respectively.  5-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 3/22/2017 inception date of WCERX and reflect the historical performance of WCEIX, (inception date 1/2/2014), adjusted to reflect the fees and expenses of the Investor shares. As of December 31, 2020, The WCM Alternatives: Credit Event Fund was rated against the following number of U.S.-domiciled Long-Short Credit Funds over the following time period: 43 funds in the last three years.  With respect to these funds, The Institutional and Investor Class received 5 stars, respectively.  © 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. An absolute return fund may not achieve its goals and may underperform during periods of strong positive market performance.

A number of the comments in this document are based on current expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from expectations. The opinions expressed are a reflection of Westchester Capital Management’s best judgment at the time this document is compiled and any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise is disclaimed. Furthermore, these views are not intended to predict or guarantee the future performance of any individual security, asset class, or markets generally, nor are they intended to predict the future performance of any Westchester Capital Management account, portfolio or fund.

Definitions: The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The Bloomberg Barclays Aggregate Bond Index is an intermediate-term index comprised of investment-grade bonds. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Morningstar Category:  US Fund Market Neutral is comprised of a universe of funds with similar investment objectives. The Morningstar Category: The US Fund MultiAlternative encompasses funds that have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Indices are unavailable for direct investment. The Dow Jones Industrial Average, or simply the Dow, is a stock market index that shows how 30 large, publicly owned companies based in the United States have traded during a standard trading session in the stock market. Nasdaq is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks. Indices are unavailable for direct investment. The Wilshire Liquid Alternative Event Driven IndexSM measures the performance of the event-driven strategy component of The Wilshire Liquid Alternative IndexSM. Event-driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy-backs, or other capital structure changes. The Wilshire Liquid Alternative Event Driven Index (WLIQAED) is designed to provide a broad measure of the liquid alternative event-driven market.  HFRX Event Driven Index is comprised of investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. DOJ or The United States Department of Justice Antitrust Division is a law enforcement agency responsible for enforcing the antitrust laws of the United States. Standard Deviation is the degree to which returns vary relative to the average return: The higher the standard deviation, the greater the variability of the investment. Beta is a measure of the fund’s sensitivity to market movements.

A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index; A special purpose acquisition company (SPAC) is a corporation formed by private individuals to facilitate investment through an initial public offering (IPO). The proceeds are used to buy one or more existing companies Alpha is used in finance as a measure of performance, indicating when a strategy, trader, or portfolio manager has managed to beat the market return over some period. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole.

The Merger Fund®, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund are distributed by Compass Distributors, LLC.  The Merger Fund VL is available through variable products offered by third-party insurance companies and is not affiliated with Compass Distributors, LLC.

DEAL COMPOSITION

The Merger Fund (Unaudited)

Type of Buyer		Deal Terms*
Strategic	96.9%	Cash	53.1%
Financial	3.1%	Stock with Fixed Exchange Ratio	22.0%
		Cash & Stock	18.8%
By Deal Type		Stock and Stub(1)	6.1%
Friendly	100.0%	Stock with Flexible
Hostile	—%	Exchange Ratio (Collar)	—%	**

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2020.
**	Less than 0.05%.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).

PORTFOLIO COMPOSITION*

The Merger Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2020. Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments, investments purchased with the cash proceeds from securities lending collateral, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts (which in total represents 31.7% of the Fund’s net assets as of December 31, 2020). Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

PORTFOLIO COMPOSITION*

WCM Alternatives: Event-Driven Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stocks, private investments in public equity, closed-end funds, preferred stocks, contingent value rights, rights, warrants, bank loans, corporate bonds and long total return swap contract positions as of December 31, 2020. Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts (which in total represents 36.2% of the Fund’s net assets as of December 31, 2020). Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

PORTFOLIO COMPOSITION*

WCM Alternatives: Credit Event Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, rights, warrants, bank loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2020. Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments, securities sold short, written options and short total return swap contracts (which in total represents 33.5% of the Fund’s net assets as of December 31, 2020). Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND THE ICE BofA INDEX (Unaudited)

THE MERGER FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2020

	1 Yr.	3 Yr.	5 Yr.	10 Yr.
Investor Class	4.87%	6.17%	4.68%	3.27%
ICE BofA Index	0.67%	1.61%	1.20%	0.64%

				Since
				Inception
	1 Yr.	3 Yr.	5 Yr	(8/1/2013)
Institutional Class	5.15%	6.47%	5.00%	3.80%
ICE BofA Index	0.67%	1.61%	1.20%	0.82%

This chart assumes an initial gross investment of $10,000 made on December 31, 2010. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: EVENT-DRIVEN FUND AND
THE ICE BofA INDEX (Unaudited)

WCM ALTERNATIVES: EVENT-DRIVEN FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2020

				Since
				Inception
	1 Yr.	3 Yr.	5 Yr.	(1/2/2014)
Institutional Class	6.55%	7.62%	6.07%	4.55%
ICE BofA Index	0.67%	1.61%	1.20%	0.87%

				Since
				Inception
		1 Yr.	3 Yr.	(3/22/2017)
Investor Class		6.30%	7.30%	6.79%
ICE BofA Index		0.67%	1.61%	1.48%

This chart assumes an initial gross investment of $1,000,000 made on January 2, 2014. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: CREDIT EVENT FUND AND
THE ICE BofA INDEX (Unaudited)

WCM ALTERNATIVES: CREDIT EVENT FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2020

			Since
			Inception
	1 Yr.	3 Yr.	(12/29/2017)
Institutional Class	15.89%	8.28%	8.27%
ICE BofA Index	0.67%	1.61%	1.60%

			Since
			Inception
	1 Yr.	3 Yr.	(12/29/2017)
Investor Class	15.99%	8.12%	8.10%
ICE BofA Index	0.67%	1.61%	1.60%

This chart assumes an initial gross investment of $1,000,000 made on December 29, 2017. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund and Westchester Capital Funds
EXPENSE EXAMPLE
December 31, 2020 (Unaudited)

As a shareholder of The Merger Fund, WCM Alternatives: Event-Driven Fund and/or WCM Alternatives: Credit Event Fund (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses or extraordinary expenses.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

The Merger Fund and Westchester Capital Funds
EXPENSE EXAMPLE (continued)
December 31, 2020 (Unaudited)

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/20-
	12/31/20	7/1/20	12/31/20	12/31/20(1)
The Merger Fund
Investor Class
Actual Expenses(2)(3)	1.47%	$1,000.00	$1,049.90	$7.57
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(3)	1.47%	$1,000.00	$1,017.75	$7.46
Institutional Class
Actual Expenses(2)(3)	1.19%	$1,000.00	$1,051.50	$6.14
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(3)	1.19%	$1,000.00	$1,019.15	$6.04

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/20-
	12/31/20	7/1/20	12/31/20	12/31/20(1)
WCM Alternatives: Event-Driven Fund
Investor Class
Actual Expenses(2)(4)	1.94%	$1,000.00	$1,142.10	$10.45
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(4)	1.94%	$1,000.00	$1,015.38	$9.83
Institutional Class
Actual Expenses(2)(4)	1.69%	$1,000.00	$1,143.30	$9.10
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(4)	1.69%	$1,000.00	$1,016.64	$8.57

The Merger Fund and Westchester Capital Funds
EXPENSE EXAMPLE (continued)
December 31, 2020 (Unaudited)

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/20-
	12/31/20	7/1/20	12/31/20	12/31/20(1)
WCM Alternatives: Credit Event Fund
Investor Class
Actual Expenses(2)(5)	17.55%	$1,000.00	$1,225.70	$98.19
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(5)	17.55%	$1,000.00	$ 936.91	$85.45
Institutional Class
Actual Expenses(2)(5)	5.69%	$1,000.00	$1,228.20	$31.87
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(5)	5.69%	$1,000.00	$ 996.53	$28.56

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
(2)
Based on the actual returns of 4.99%, 5.15%, 14.21%, 14.33%, 22.57% and 22.82% for the six-month period ended December 31, 2020 for The Merger Fund Investor and Institutional Classes, WCM Alternatives: Event-Driven Fund Investor and Institutional Classes and WCM Alternatives: Credit Event Fund Investor and Institutional Classes, respectively.

(3)
Excluding dividends and interest and borrowing expense on securities sold short, your actual cost of investment and your hypothetical cost of investment would have been $7.52 and $7.41, respectively in The Merger Fund Investor Class and $6.08 and $5.99, respectively in The Merger Fund Institutional Class.

(4)
Excluding dividends and interest and borrowing expense on securities sold short, your actual cost of investment and your hypothetical cost of investment would have been $9.80 and $9.22, respectively in WCM Alternatives: Event-Driven Fund Investor Class and $8.46 and $7.96, respectively in WCM Alternatives: Event-Driven Fund Institutional Class.

(5)
Excluding interest on securities sold short, borrowing expense on securities sold short and interest on reverse repurchase agreements, your actual cost of investment and your hypothetical cost of investment would have been $10.57 and $9.58, respectively in WCM Alternatives: Credit Event Fund Investor Class and $9.19 and $8.31, respectively in WCM Alternatives: Credit Event Fund Institutional Class.

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2020

	Shares	Value
LONG INVESTMENTS — 92.09%

COMMON STOCKS — 53.85%

AEROSPACE & DEFENSE — 0.54%
Aerojet Rocketdyne Holdings, Inc. (o)	373,838	$19,757,338

APPLICATION SOFTWARE — 4.70%
Pluralsight, Inc. Class A (a)(j)	175,300	3,674,288
RealPage, Inc. (a)(j)	340,599	29,713,857
Slack Technologies, Inc. Class A (a)(o)	3,244,701	137,056,170
		170,444,315
ASSET MANAGEMENT &
CUSTODY BANKS — 3.62%
Eaton Vance Corporation	1,854,135	125,951,391
Waddell & Reed
Financial, Inc. Class A (o)	215,109	5,478,826
		131,430,217
BIOTECHNOLOGY — 3.09%
Alexion Pharmaceuticals, Inc. (a)	716,832	111,997,832

CABLE & SATELLITE — 0.00%
Liberty Broadband
Corporation Class C (a)	1	158

CHEMICALS — 0.30%
DuPont de Nemours, Inc. (e)(j)(o)	152,435	10,839,653

CONSTRUCTION MACHINERY
& HEAVY TRUCKS — 2.79%
Navistar International Corporation (a)	2,303,023	101,240,891

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 0.94%
Fitbit, Inc. Class A (a)(e)(j)	5,032,213	34,219,048

HEALTH CARE EQUIPMENT — 5.00%
Varian Medical Systems, Inc. (a)(e)	1,037,433	181,561,149

INSURANCE BROKERS — 5.66%
Willis Towers Watson plc (b)(e)	974,619	205,332,731

INTEGRATED TELECOMMUNICATION
SERVICES — 0.20%
Cincinnati Bell, Inc. (a)	470,972	7,196,452

INTERACTIVE MEDIA & SERVICES — 0.98%
58.Com, Inc. — ADR (a)(d)(g)(l)	1,188,994	33,291,832
Sogou, Inc. — ADR (a)(o)	262,475	2,139,171
		35,431,003

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
INTERNET & DIRECT
MARKETING RETAIL — 2.40%
Grubhub, Inc. (a)(f)	1,167,626	$87,163,281

IT CONSULTING &
OTHER SERVICES — 1.16%
Virtusa Corporation (a)	826,388	42,253,219

LIFE & HEALTH INSURANCE — 0.05%
American Equity Investment
Life Holding Company (j)	19,338	534,889
Genworth Financial, Inc. Class A (a)	306,379	1,158,113
		1,693,002
MULTI-LINE INSURANCE — 1.72%
National General
Holdings Corporation (j)(o)	1,828,200	62,487,876

OIL & GAS EXPLORATION
& PRODUCTION — 2.07%
Concho Resources, Inc. (e)	1,288,724	75,197,045

PACKAGED FOOD — 0.06%
Whole Earth Brands, Inc. (a)(o)	214,260	2,335,434

REITs — 0.14%
Broadmark Realty Capital, Inc. (o)	501,551	5,115,820

RESEARCH & CONSULTING
SERVICES — 3.26%
IHS Markit Ltd. (b)	1,319,266	118,509,665

SEMICONDUCTORS — 9.23%
Inphi Corporation (a)(e)	760,261	121,999,083
Maxim Integrated Products, Inc.	1,365,185	121,023,650
Xilinx, Inc.	648,166	91,890,494
		334,913,227
SPECIALTY STORES — 4.67%
Tiffany & Company (e)	1,288,209	169,335,073

WIRELESS TELECOMMUNICATION
SERVICES — 1.27%
NTT DOCOMO, Inc. (b)(f)	1,223,804	46,223,772
TOTAL COMMON STOCKS
(Cost $1,860,171,719)		1,954,678,201

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION
COMPANIES — 11.24% (a)
ACE Convergence Acquisition
Corporation Class A (b)	218,144	$2,229,432
Ajax I Class A (b)	1,524,076	18,913,783
Altitude Acquisition Corporation	602,638	6,237,303
Apollo Strategic Growth Capital Class A (b)	979,645	10,707,520
Artius Acquisition, Inc. Class A (b)	850,379	9,039,529
Ascendant Digital Acquisition
Corporation Class A (b)	510,783	5,240,634
Avanti Acquisition Corporation (b)	250,000	2,710,000
Avanti Acquisition Corporation Class A (b)	359,156	3,692,124
Bespoke Capital Acquisition
Corporation Class A (b)	1,606,109	16,302,006
BowX Acquisition Corporation	496,900	5,316,830
Burgundy Technology
Acquisition Corporation (b)	60,045	677,308
Burgundy Technology Acquisition
Corporation Class A (b)	1,078,246	11,224,541
CC Neuberger Principal
Holdings I Class A (b)(o)	743,462	8,059,128
CC Neuberger Principal
Holdings II Class A (b)	803,979	8,361,382
CHP Merger Corporation Class A	72,104	739,787
Churchill Capital Corporation II Class A	795,537	8,233,808
Churchill Capital Corporation IV Class A	1,138,230	11,393,682
Cohn Robbins Holdings
Corporation Class A (b)	1,235,487	12,861,420
CONX Corporation	613,768	6,413,876
Crescent Acquisition Corporation Class A	200,238	2,092,487
D8 Holdings Corporation Class A (b)	158,600	1,611,376
DFP Healthcare Acquisitions
Corporation Class A	59,130	638,604
dMY Technology Group, Inc. II Class A	126,883	2,231,872
dMY Technology Group, Inc. III	179,281	2,043,803
E.Merge Technology Acquisition
Corporation Class A	1,187,298	12,146,059
Equity Distribution
Acquisition Corporation	1	11
Equity Distribution Acquisition
Corporation Class A	299,245	3,064,269
Falcon Capital Acquisition
Corporation Class A (o)	780,190	8,223,203

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Fintech Acquisition Corporation IV Class A	45,320	$512,116
FirstMark Horizon Acquisition
Corporation Class A	286,400	3,264,960
Foley Trasimene Acquisition
Corporation Class A	602,581	6,736,856
FTAC Olympus Acquisition
Corporation Class A (b)	503,518	5,186,235
Fusion Acquisition Corporation Class A	213,484	2,412,369
Galileo Acquisition Corporation (b)	112,274	1,145,195
GigCapital3, Inc. (o)	140,368	1,850,050
Golden Falcon Acquisition Corporation	345,675	3,595,020
Gores Holdings IV, Inc. Class A (j)	123,207	1,617,708
Gores Holdings V, Inc.	188,872	2,034,151
Gores Holdings V, Inc. Class A	386,307	4,017,593
GS Acquisition Holdings
Corporation II Class A	941,519	10,262,557
Healthcare Services
Acquisition Corporation	450,509	4,604,202
Highcape Capital
Acquisition Corporation	1	10
Highcape Capital Acquisition
Corporation Class A (f)	181,806	1,858,966
Highland Transcend
Partners I Corporation (b)	20,847	218,893
Holicity, Inc.	16,514	171,559
Holicity, Inc. Class A	190,982	1,930,828
HPX Corporation Class A (b)(o)	49,224	493,224
Hudson Executive Investment
Corporation Class A	456,081	4,930,236
InterPrivate Acquisition Corporation	73,939	1,075,073
Juniper Industrial
Holdings, Inc. Class A (o)	770,141	8,248,210
Landcadia Holdings III, Inc.	175,000	1,954,750
LGL Systems Acquisition
Corporation Class A	506,660	5,127,399
Lionheart Acquisition Corporation II	99,008	1,030,673
Live Oak Acquisition Corporation II	8,000	86,800
Mercer Park Brand Acquisition
Company Class A (b)	2,000,000	20,160,000
Merida Merger Corporation I	240,205	2,450,091
Montes Archimedes
Acquisition Corporation	202,265	2,123,782

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Motive Capital Corporation (b)	416,213	$4,386,885
New Providence Acquisition
Corporation Class A (o)	289,242	3,927,906
Oaktree Acquisition
Corporation Class A (b)	12,699	185,405
One Class A (b)	80,000	861,600
Osprey Technology Acquisition
Corporation Class A	166,839	1,746,804
Pershing Square Tontine
Holdings Ltd. Class A	81,009	2,245,569
Prime Impact Acquisition I (b)	3,935	41,750
Prime Impact Acquisition I Class A (b)	454,200	4,587,420
QELL Acquisition Corporation (b)	224,197	2,970,610
RedBall Acquisition
Corporation Class A (b)	363,449	3,957,960
Replay Acquisition Corporation (b)(o)	239,995	2,495,948
Revolution Acceleration
Acquisition Corporation	92,152	959,302
Senior Connect Acquisition
Corporation I	317,259	3,264,595
Social Capital Hedosophia Holdings
Corporation III Class A (b)	51,732	867,546
Spartan Acquisition Corporation II (o)	588,579	6,356,653
Sports Entertainment
Acquisition Corporation	151,381	1,627,346
Sports Entertainment
Acquisition Corporation Class A	503,854	5,099,002
Subversive Capital Acquisition
Corporation Class A (b)(n)	3,038,321	30,747,809
Tailwind Acquisition
Corporation Class A	1,073,615	11,154,860
Thunder Bridge
Acquisition II Ltd. Class A (b)	344,781	4,558,005
Tortoise Acquisition Corporation II (b)	3	34
Tortoise Acquisition
Corporation II Class A (b)	88,524	942,781
TPG Pace Tech Opportunities
Corporation (b)(o)	20,583	233,823
TPG Pace Tech Opportunities
Corporation Class A (b)	86,393	958,962
Trebia Acquisition Corporation
Class A (b)	677,869	7,314,207

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Tuscan Holdings Corporation II	331,070	$3,645,081
TWC Tech Holdings II
Corporation Class A (o)	384,687	4,050,754
Union Acquisition Corporation II (b)	940	9,776
VG Acquisition Corporation Class A (b)	306,225	3,500,152
Vy Global Growth (b)	295,779	3,182,582
Vy Global Growth Class A (b)(o)	343,625	3,580,573
Yucaipa Acquisition
Corporation Class A (b)	878,969	8,877,587
TOTAL SPECIAL PURPOSE ACQUISITION
COMPANIES (Cost $381,257,810)		407,844,570

	Shares
PRIVATE INVESTMENT
IN PUBLIC EQUITY — 0.39% (a)(d)(g)
Porch Group, Inc. (m)	102,469	1,316,009
QuantumScape Corporation (p)	168,500	12,806,843
TOTAL PRIVATE INVESTMENT
IN PUBLIC EQUITY (Cost $2,709,690)		14,122,852

PREFERRED STOCKS — 0.09% (f)
Taubman Centers, Inc., 6.250%, Series J	68,608	1,723,240
Taubman Centers, Inc., 6.500%, Series J	68,418	1,718,788
TOTAL PREFERRED STOCKS
(Cost $3,458,425)		3,442,028

CONTINGENT VALUE RIGHTS — 0.10% (a)(f)
Alder Biopharmaceuticals, Inc.	2,217,560	3,049,145
Ligand Pharmaceuticals	468,741	527,334
Media General, Inc. (e)	891,153	35,646
TOTAL CONTINGENT VALUE RIGHTS
(Cost $0)		3,612,125

RIGHTS — 0.01% (a)
Bristol-Myers Squibb Company	453,175	312,736
TOTAL RIGHTS (Cost $1,595,530)		312,736

WARRANTS — 0.36% (a)
ACE Convergence Acquisition
Corporation Class A
Expiration: September 2027,
Exercise Price: $11.50 (b)	109,072	151,610

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
AerSale Corporation
Expiration: December 2025,
Exercise Price: $11.50	204,085	$379,598
Akazoo S.A.
Expiration: December 2024,
Exercise Price: $11.50 (b)(d)(g)	238,850	—
Apex Technology Acquisition
Corporation Class A
Expiration: September 2026,
Exercise Price: $11.50	151,125	646,815
Artius Acquisition, Inc. Class A
Expiration: July 2026,
Exercise Price: $11.50 (b)	161,646	355,621
Ascendant Digital Acquisition
Corporation Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	198,832	340,003
CC Neuberger Principal Holdings I Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	2,266	5,325
CC Neuberger Principal Holdings II Class A
Expiration: July 2025,
Exercise Price: $11.50 (b)	27,923	47,469
CEC Brands LLC
Expiration: December 2022,
Exercise Price: $21.88 (d)(g)	189,648	184,100
CHP Merger Corporation Class A
Expiration: November 2024,
Exercise Price: $11.50	36,052	46,868
Churchill Capital Corporation IV Class A
Expiration: September 2025,
Exercise Price: $11.50	227,646	346,022
Cohn Robbins Holdings Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	297,617	535,711
D8 Holdings Corporation Class A
Expiration: August 2027,
Exercise Price: $11.50 (b)	79,300	83,265
Dragoneer Growth Opportunities
Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	1,200	5,136

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
E.Merge Technology Acquisition
Corporation Class A
Expiration: July 2025,
Exercise Price: $11.50	395,766	$597,607
Equity Distribution Acquisition
Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50	17,660	31,604
Falcon Capital Acquisition
Corporation Class A
Expiration: August 2027,
Exercise Price: $11.50	46,682	100,366
Fintech Acquisition Corporation IV Class A
Expiration: December 2025,
Exercise Price: $11.50	66,666	145,998
Foley Trasimene Acquisition
Corporation Class A
Expiration: July 2025,
Exercise Price: $11.50	109,651	277,417
FTAC Olympus Acquisition
Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	154,088	292,767
Fusion Acquisition Corporation Class A
Expiration: June 2027,
Exercise Price: $11.50	106,742	273,259
Galileo Acquisition Corporation
Expiration: October 2026,
Exercise Price: $11.50 (b)	112,274	94,310
GCM Grosvenor, Inc. Class A
Expiration: November 2025,
Exercise Price: $11.50	180,158	323,654
GigCapital3, Inc.
Expiration: July 2025,
Exercise Price: $11.50	186,401	650,539
GS Acquisition Holdings Corporation II
Expiration: August 2025,
Exercise Price: $11.50	23,805	60,941
Highcape Capital Acquisition
Corporation Class A
Expiration: September 2027,
Exercise Price: $11.50	60,602	69,086

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
HPX Corporation Class A
Expiration: July 2025,
Exercise Price: $11.50 (b)	24,612	$26,337
International General
Insurance Holdings Ltd.
Expiration: March 2025,
Exercise Price: $11.50 (b)	311,172	245,826
InterPrivate Acquisition Corporation
Expiration: October 2024,
Exercise Price: $11.50	179,977	737,906
Juniper Industrial Holdings, Inc. Class A
Expiration: November 2026,
Exercise Price: $11.50	408,887	752,352
KLDiscovery, Inc.
Expiration: December 2025,
Exercise Price: $11.50	677,651	189,742
LGL Systems Acquisition
Corporation Class A
Expiration: November 2026,
Exercise Price: $11.50	253,330	410,395
Longview Acquisition Corporation Class A
Expiration: June 2025,
Exercise Price: $11.50	238,984	1,574,905
Merida Merger Corporation I
Expiration: November 2026,
Exercise Price: $11.50	120,103	120,103
New Providence Acquisition
Corporation Class A
Expiration: September 2024,
Exercise Price: $11.50	181,710	686,864
One Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	20,000	42,000
Pershing Square Tontine
Holdings Ltd. Class A
Expiration: July 2025,
Exercise Price: $23.00	9,001	86,410
Thunder Bridge Acquisition II Ltd. Class A
Expiration: November 2026,
Exercise Price: $11.50 (b)	258,496	955,143
Tortoise Acquisition Corporation II Class A
Expiration: June 2027,
Exercise Price: $11.50 (b)	22,131	63,073

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
Trebia Acquisition Corporation Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	124,430	$258,814
Tuscan Holdings Corporation II
Expiration: July 2025,
Exercise Price: $11.50	165,535	395,629
VG Acquisition Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50 (b)	102,075	270,499
Whole Earth Brands, Inc.
Expiration: June 2025,
Exercise Price: $11.50	303,833	419,290
XL Fleet Corporation
Expiration: June 2025,
Exercise Price: $11.50	5,077	41,124
TOTAL WARRANTS
(Cost $15,315,756)		13,321,503

	Principal
	Amount
BANK LOANS — 1.98%
Cengage Learning Holdings II, Inc.
5.250% (3 Month U.S.
LIBOR + 4.250%), 6/7/2023 (f)(i)	$8,410,284	8,089,684
McGraw-Hill Global Education Holdings LLC
5.000% (3 Month U.S.
LIBOR + 4.000%), 5/4/2022 (f)(i)	11,163,797	10,905,635
Refinitiv U.S. Holdings, Inc.
3.396% (1 Month U.S.
LIBOR + 3.250%), 10/1/2025 (f)(i)	29,836,814	29,824,432
RentPath LLC
8.000% (3 Month U.S.
LIBOR + 4.750%), 12/17/2021 (f)(i)(k)	9,499,000	4,630,762
8.000% (1 Month U.S.
LIBOR + 7.000%), 12/14/2025 (f)(i)	443,691	414,851
Watts Guerra LLP
8.000%, 12/31/2022 (g)	17,966,000	17,966,000
TOTAL BANK LOANS
(Cost $75,985,214)		71,831,364

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Principal
	Amount	Value
CONVERTIBLE BONDS — 0.21% (f)
Macquarie Infrastructure Corporation
2.000%, 10/1/2023	$7,563,000	$7,544,113
TOTAL CONVERTIBLE BONDS
(Cost $7,415,904)		7,544,113

CORPORATE BONDS — 4.73% (f)
Cincinnati Bell, Inc.
7.000%, 7/15/2024 (h)	2,935,000	3,061,542
8.000%, 10/15/2025 (h)	11,838,000	12,644,464
EIG Investors Corporation
10.875%, 2/1/2024	12,386,000	12,852,023
Gogo Intermediate Holdings LLC /
Gogo Finance Company, Inc.
9.875%, 5/1/2024 (h)(o)	21,014,000	22,539,932
Ingram Micro, Inc.
5.450%, 12/15/2024	16,898,000	19,453,408
Navistar International Corporation
6.625%, 11/1/2025 (h)	11,607,000	12,174,582
Nielsen Finance LLC /
Nielsen Finance Company
5.000%, 4/15/2022 (h)	4,353,000	4,368,802
Parsley Energy LLC /
Parsley Finance Corporation
5.250%, 8/15/2025 (h)	4,640,000	4,844,160
5.625%, 10/15/2027 (h)(o)	23,707,000	25,982,872
Refinitiv U.S. Holdings, Inc.
6.250%, 5/15/2026 (h)(o)	4,570,000	4,887,044
8.250%, 11/15/2026 (h)	25,653,000	28,025,902
Stars Group Holdings BV /
Stars Group US Co-Borrower LLC
7.000%, 7/15/2026 (b)(h)	5,345,000	5,635,634
WPX Energy, Inc.
5.875%, 6/15/2028	13,870,000	15,136,331
TOTAL CORPORATE BONDS
(Cost $167,431,798)		171,606,696

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
PURCHASED OPTIONS — 0.05% (a)

PURCHASED CALL OPTIONS — 0.01% (a)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $30.00	883	$2,008,825	$114,790
Maxim Integrated Products, Inc.
Expiration: February 2021,
Exercise Price: $70.00	188	1,666,620	358,140
			472,930
PURCHASED PUT OPTIONS — 0.04% (a)
DuPont de Nemours, Inc.
Expiration: January 2021,
Exercise Price: $52.50	1,524	10,837,164	7,620
Expiration: February 2021,
Exercise Price: $52.50	499	3,548,389	14,970
iShares U.S. Medical Devices ETF
Expiration: January 2021,
Exercise Price: $295.00	1,666	54,528,180	95,795
National General Holdings Corporation
Expiration: January 2021,
Exercise Price: $30.00	5,050	17,260,900	25,250
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $360.00	1,773	66,288,924	352,827
Expiration: January 2021,
Exercise Price: $365.00	883	33,013,604	239,293
Expiration: January 2021,
Exercise Price: $370.00	2,210	82,627,480	833,170
			1,568,925
TOTAL PURCHASED OPTIONS
(Cost $7,021,048)			2,041,855

	Shares
ESCROW NOTES — 5.27% (a)(f)
Allergro Merger Corporation	167,002		4,259
Altaba, Inc.	13,137,705		191,263,045
AMR Corporation	1,243,406		105,689
TOTAL ESCROW NOTES
(Cost $134,581,282)			191,372,993

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
SHORT-TERM INVESTMENTS — 13.81%

MONEY MARKET FUNDS — 13.81% (c)
Fidelity Institutional Government Portfolio,
Institutional Share Class, 0.01%	260,796	$260,796
Goldman Sachs Government Fund,
Institutional Share Class, 0.03%	176,015,000	176,015,000
The Government & Agency Portfolio,
Institutional Share Class, 0.03%	148,901,575	148,901,575
JPMorgan U.S. Government Money Market
Fund, Institutional Share Class, 0.03%	176,015,000	176,015,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $501,192,371)		501,192,371
TOTAL LONG INVESTMENTS
(Cost $3,158,136,547) — 92.09%		3,342,923,407

INVESTMENT OF CASH COLLATERAL
FROM SECURITIES LOANED — 1.07%

SHORT-TERM FUND — 1.07% (c)
Mount Vernon Liquid Asset
Portfolio LLC, 0.16%	38,662,778	38,662,778
TOTAL SHORT-TERM FUND —
(Cost $38,662,778)		38,662,778
TOTAL INVESTMENT OF CASH COLLATERAL
FROM SECURITIES LOANED
(Cost $38,662,778) — 1.07%		38,662,778

SHORT INVESTMENTS — (5.57)%

COMMON STOCKS — (5.30)%

APPLICATION SOFTWARE — (0.02)%
Salesforce.com, Inc.	(3,495)	(777,742)

FINANCIAL EXCHANGES & DATA — (3.39)%
S&P Global, Inc.	(374,407)	(123,078,813)

INVESTMENT BANKING
& BROKERAGE — (0.19)%
Morgan Stanley	(98,400)	(6,743,352)

LIFE SCIENCES TOOLS & SERVICES — (0.11)%
Qiagen N.V. (b)	(73,936)	(3,907,518)

PHARMACEUTICALS — (1.02)%
AstraZeneca plc — ADR	(740,212)	(37,003,198)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
SEMICONDUCTORS — (0.57)%
Advanced Micro Devices, Inc.	(131,743)	$(12,082,151)
Marvell Technology Group Ltd. (b)	(184,248)	(8,759,150)
		(20,841,301)
TOTAL COMMON STOCKS
(Proceeds $189,176,179)		(192,351,924)

	Principal
	Amount
CORPORATE BONDS — (0.27)% (f)
Devon Energy Corporation
5.850%, 12/15/2025	$(8,379,000)	(9,852,349)
TOTAL CORPORATE BONDS
(Proceeds $9,350,352)		(9,852,349)
TOTAL SHORT INVESTMENTS
(Proceeds $198,526,531) — (5.57)%		(202,204,273)
TOTAL NET INVESTMENTS
(Cost $2,998,272,794) — 87.59%		3,179,381,912
OTHER ASSETS IN
EXCESS OF LIABILITIES — 12.41%		450,274,830
TOTAL NET ASSETS — 100.00%		$3,629,656,742

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2020.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2020, these securities represent 3.42% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2020.
(j)	This security is held in connection with a written option contract.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

(k)	Default or other conditions exist and the security is not presently accruing income.
(l)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $32,640,093 and its market value represented 0.92% of total net assets. The Fund’s adviser perfected its appraisal rights over this security as of 8/31/2020.

(m)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $1,024,690 and its market value represented 0.04% of total net assets.

(n)	Affiliated Issuer. Please see Note 9 in the Notes to the Financial Statements for more information.
(o)	All or a portion of the shares was out on loan at December 31, 2020. Total loaned securities had a value of $37,664,058 at December 31, 2020.
(p)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $1,685,000 and its market value represented 0.35% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
American Equity Investment Life
Holding Company
Expiration: February 2021,
Exercise Price: $25.00	(80)	$(221,280)	$(32,000)
Expiration: May 2021,
Exercise Price: $25.00	(112)	(309,792)	(47,040)
Analog Devices, Inc.
Expiration: January 2021,
Exercise Price: $115.00	(22)	(325,006)	(72,006)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $40.00	(883)	(2,008,825)	(52,980)
DuPont de Nemours, Inc.
Expiration: January 2021,
Exercise Price: $57.50	(1,025)	(7,288,775)	(1,404,250)
Expiration: February 2021,
Exercise Price: $62.50	(499)	(3,548,389)	(464,070)
Fitbit, Inc. Class A
Expiration: January 2021,
Exercise Price: $8.00	(2,949)	(2,005,320)	(2,949)
Expiration: February 2021,
Exercise Price: $8.00	(9,691)	(6,589,880)	(29,073)
Expiration: February 2021,
Exercise Price: $9.00	(133)	(90,440)	(399)
Expiration: May 2021,
Exercise Price: $8.00	(983)	(668,440)	(6,389)
Expiration: May 2021,
Exercise Price: $10.00	(413)	(280,840)	(1,652)
Expiration: May 2021,
Exercise Price: $12.00	(2,952)	(2,007,360)	(5,904)
Gores Holdings IV, Inc. Class A
Expiration: January 2021,
Exercise Price: $12.50	(553)	(726,089)	(82,950)
National General Holdings Corporation
Expiration: January 2021,
Exercise Price: $30.00	(5,050)	(17,260,900)	(2,222,000)
Pluralsight, Inc. Class A
Expiration: April 2021,
Exercise Price: $20.00	(1,753)	(3,674,288)	(184,065)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
RealPage, Inc.
Expiration: January 2021,
Exercise Price: $90.00	(905)	$(7,895,220)	$(905)
Expiration: February 2021,
Exercise Price: $90.00	(1,262)	(11,009,688)	(22,085)
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $380.00	(2,433)	(90,965,004)	(547,425)
			(5,178,142)
WRITTEN PUT OPTIONS
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $20.00	(883)	(2,008,825)	(52,980)
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $345.00	(1,330)	(49,726,040)	(110,390)
Expiration: January 2021,
Exercise Price: $350.00	(3,093)	(115,641,084)	(337,137)
			(500,507)
TOTAL WRITTEN OPTIONS
(Premiums received $5,561,867)			$(5,678,649)

ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2020

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2020	be Received		2020	(Depreciation)*
4/9/21	JPM	43,612,586	AUD	$33,649,168	31,253,667	USD	$31,253,667	$(2,395,501)
1/5/21	GS	27,470,033	EUR	33,563,542	32,507,625	USD	32,507,625	(1,055,917)
1/5/21	GS	3,537,771	USD	3,537,771	3,029,964	EUR	3,702,083	164,312
2/25/21	JPM	25,590,937	EUR	31,303,209	31,261,082	USD	31,261,082	(42,127)
2/25/21	GS	4,526,145	EUR	5,536,447	5,529,139	USD	5,529,139	(7,308)
3/17/21	GS	4,526,145	EUR	5,539,003	4,941,842	USD	4,941,842	(597,161)
3/17/21	GS	5,364,772	USD	5,364,772	4,526,145	EUR	5,539,004	174,232
5/17/21	JPM	7,708,853	EUR	9,446,725	9,478,303	USD	9,478,303	31,578
5/17/21	JPM	423,446	USD	423,446	344,415	EUR	422,059	(1,387)
6/16/21	GS	5,044,817	EUR	6,186,156	6,190,037	USD	6,190,037	3,881
5/12/21	GS	13,661,970	GBP	18,696,842	17,931,372	USD	17,931,372	(765,470)
5/12/21	GS	3,342,930	USD	3,342,930	2,495,674	GBP	3,415,409	72,479
5/12/21	JPM	405,993	GBP	555,614	530,357	USD	530,357	(25,257)
5/13/21	JPM	28,897,919	GBP	39,547,907	38,639,798	USD	38,639,798	(908,109)
5/18/21	JPM	79,747,854	GBP	109,140,476	106,053,499	USD	106,053,499	(3,086,977)
5/18/21	JPM	142,513	USD	142,513	106,583	GBP	145,866	3,353
1/11/21	JPM	40,459,802	HKD	5,219,219	5,218,732	USD	5,218,732	(487)
1/11/21	JPM	5,218,711	USD	5,218,711	40,459,802	HKD	5,219,220	509
1/15/21	JPM	154,000	HKD	19,866	19,862	USD	19,862	(4)
1/15/21	JPM	19,868	USD	19,868	154,000	HKD	19,866	(2)
2/19/21	JPM	4,261,230	HKD	549,755	549,255	USD	549,255	(500)
2/19/21	JPM	549,767	USD	549,767	4,261,230	HKD	549,754	(13)
3/2/21	JPM	122,422,380	HKD	15,794,473	15,792,885	USD	15,792,885	(1,588)
5/4/21	JPM	45,712,379	HKD	5,897,589	5,897,430	USD	5,897,430	(159)
3/11/21	JPM	6,753,185,400	JPY	65,455,539	64,933,318	USD	64,933,318	(522,221)
The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2020

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2020	be Received		2020	(Depreciation)*
6/23/21	JPM	282,237,400	JPY	$2,739,263	2,721,454	USD	$2,721,454	$(17,809)
3/9/21	GS	10,303,700	SEK	1,253,259	1,245,153	USD	1,245,153	(8,106)
				$408,693,830			$399,708,071	$(8,985,759)

AUD – Australian Dollar
EUR – Euro
GBP – British Pound
GS – Goldman, Sachs & Co.
HKD – Hong Kong Dollar
JPM – JPMorgan Chase & Co., Inc.
JPY – Japanese Yen
SEK – Swedish Krona
USD – U.S. Dollar
*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
JPM	Beijing Jingneng
	Clean Energy
	Company Ltd. Class H	12/1/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	16,930,511	$5,580,739	$(35,279)
BAML	Bristol-Myers
	Squibb Company	12/22/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	361,933	644,241	(394,679)
JPM	CAR, Inc.	11/18/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	30,605,595	14,939,875	(178,812)
JPM	Coca-Cola Amatil Ltd.	10/26/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	3,420,595	30,369,653	3,719,334
BAML	Fiat Chrysler
	Automobiles N.V.	2/13/21	Pay	0.444% + 1 Month U.S. LIBOR	Monthly	7,212,454	89,901,291	40,043,281
GS	G4S plc	10/14/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	5,160,870	14,820,539	3,088,041
GS	GrandVision N.V.	1/7/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	858,361	25,749,702	984,598
JPM	Groupe Bruxelles
	Lambert S.A.	7/20/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	108,734	9,441,329	1,643,562
JPM	Hitachi Metals Ltd.	12/8/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	166,022	2,422,934	94,414
JPM	NTT DOCOMO, Inc.	11/19/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	507,782	18,929,270	244,434
JPM	Qiagen N.V.	7/23/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	67,200	3,269,539	281,029
BAML	Qiagen N.V.	7/27/21	Pay	0.450% + 1 Month U.S. LIBOR	Monthly	710,699	34,719,951	2,832,550
GS	Recipharm AB Class B	12/23/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	46,835	1,233,196	15,633
JPM	RSA Insurance
	Group plc	11/6/21	Pay	0.300% + 3 Month U.S. LIBOR	Quarterly	11,626,451	103,308,862	4,368,385
GS	Saracen Mineral
	Holdings Ltd.	11/13/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	5,951,719	22,414,349	(623,361)
GS	Siltronic AG	12/4/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	39,823	6,191,664	39,792
JPM	Suez	10/9/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	437,117	8,149,723	510,158
JPM	William Hill plc	9/25/21	Pay	0.300% + 3 Month U.S. LIBOR	Quarterly	5,791,874	21,254,659	133,166
BAML	William Hill plc	11/16/21	Pay	0.450% + 1 Month U.S. LIBOR	Monthly	4,487,602	15,915,485	656,612

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
SHORT TOTAL RETURN SWAP CONTRACTS
JPM	Advanced Micro
	Devices, Inc.	10/27/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(487,051)	$(39,360,948)	$(5,316,165)
BAML	Advanced Micro
	Devices, Inc.	11/11/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(497,833)	(44,295,175)	(1,365,033)
JPM	American Airlines
	Group, Inc.	7/20/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(11,395)	(130,701)	(49,031)
BAML	Analog Devices, Inc.	7/30/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(869,665)	(102,485,661)	(25,999,378)
GS	Aon plc	4/30/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(1,052,124)	(209,954,683)	(12,345,182)
GS	AstraZeneca plc	12/15/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(782,559)	(39,777,474)	654,311
JPM	Basket of Swaps	7/20/21	Pay	(0.950)% + Overnight Banking Rate	Quarterly	(81,360)	(9,194,184)	(1,725,778)
JPM	ConocoPhillips	10/19/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(1,881,537)	(61,039,433)	(14,218,220)
BAML	Just Eat Takeaway	8/27/21	Pay	(0.350)% + 1 Month U.S. LIBOR	Monthly	(783,475)	(85,924,336)	(2,219,578)
BAML	Marvell Technology
	Group Ltd.	10/29/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(1,581,933)	(67,140,637)	(8,067,534)
BAML	Morgan Stanley	10/15/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(983,212)	(58,074,848)	(9,308,541)
GS	Northern Star
	Resources Ltd.	11/13/21	Pay	(0.400)% + U.S. Federal Funds	Monthly	(2,239,631)	(22,550,184)	637,062
BAML	Peugeot S.A.	2/13/21	Pay	(0.350)% + 1 Month U.S. LIBOR	Monthly	(4,133,320)	(80,449,563)	(33,460,766)
GS	Salesforce.com, Inc.	12/4/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(248,361)	(55,866,591)	594,300
JPM	Unilever N.V.	11/17/21	Pay	(0.200)% + Overnight Banking Rate	Quarterly	(117)	(7,065)	37
								$(54,766,638)

BAML – Bank of America Merrill Lynch & Co., Inc.	Overnight Banking Rate – Overnight Banking Funding Rate
GS – Goldman, Sachs & Co.	plc – Public Limited Company
JPM – JPMorgan Chase & Co., Inc.	U.S. Federal Funds – U.S. Federal Funds Effective Rate
LIBOR – London Interbank Offered Rate
*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS
December 31, 2020

	Shares	Value
LONG INVESTMENTS — 82.08%

COMMON STOCKS — 23.02% (e)

AEROSPACE & DEFENSE — 0.53%
Aerojet Rocketdyne Holdings, Inc.	26,292	$1,389,532

AIR FREIGHT & LOGISTICS — 2.21%
XPO Logistics, Inc. (a)(j)	48,200	5,745,440

APPLICATION SOFTWARE — 0.79%
RealPage, Inc. (a)(j)	20,790	1,813,720
Slack Technologies, Inc. Class A (a)	6,000	253,440
		2,067,160
BIOTECHNOLOGY — 0.47%
Eidos Therapeutics, Inc. (a)	9,361	1,231,720

BROADCASTING — 1.65%
Discovery, Inc. Class C (a)	98,734	2,585,843
Fox Corporation Class A (j)	58,698	1,709,286
		4,295,129
CHEMICALS — 1.66%
DuPont de Nemours, Inc. (j)	60,614	4,310,262

COMMERCIAL SERVICES — 0.41%
CoreLogic, Inc.	13,796	1,066,707

CONSTRUCTION & ENGINEERING — 0.01%
AECOM (a)(j)	800	39,824

CONSTRUCTION MACHINERY
& HEAVY TRUCKS — 0.09%
Navistar International Corporation (a)	5,335	234,527

DATA PROCESSING &
OUTSOURCED SERVICES — 0.86%
Concentrix Corporation (a)	22,700	2,240,490

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 0.42%
Fitbit, Inc. Class A (a)(j)	159,937	1,087,571
Vontier Corporation (a)	22	735
		1,088,306
HEALTH CARE EQUIPMENT — 0.09%
Varian Medical Systems, Inc. (a)	1,377	240,989

INDUSTRIAL MACHINERY — 1.00%
Fortive Corporation (j)	36,675	2,597,323

INSURANCE — 0.03%
Syncora Holdings Ltd. (b)	226,178	73,508

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
INSURANCE BROKERS — 0.13%
Willis Towers Watson plc (b)	1,593	$335,613

INTEGRATED TELECOMMUNICATION
SERVICES — 0.15%
Cincinnati Bell, Inc. (a)	24,903	380,518

INTERACTIVE MEDIA & SERVICES — 1.85%
58.Com, Inc. — ADR (a)(d)(g)(l)	115,604	3,236,912
IAC/InterActiveCorp (a)(j)	4,078	772,169
Sogou, Inc. — ADR (a)	97,660	795,929
		4,805,010
INTERNET & DIRECT MARKETING RETAIL — 0.00%
Reebonz Holdings Ltd. (a)(b)	597	15

IT CONSULTING & OTHER SERVICES — 1.26%
Virtusa Corporation (a)	64,003	3,272,473

LIFE & HEALTH INSURANCE — 0.08%
American Equity Investment Life
Holding Company (j)	5,118	141,564
Genworth Financial, Inc. Class A (a)	15,670	59,232
		200,796
MOVIES & ENTERTAINMENT — 0.25%
The Madison Square Garden
Company Class A (a)	3,500	644,350

MULTI-LINE INSURANCE — 1.05%
National General Holdings Corporation	80,315	2,745,167

OIL & GAS EXPLORATION
& PRODUCTION — 2.30%
Concho Resources, Inc.	102,456	5,978,308

OIL, GAS & CONSUMABLE FUELS — 0.80%
Royal Dutch Shell plc Class B — ADR	61,718	2,074,342

PACKAGED FOOD — 0.25%
Whole Earth Brands, Inc. (a)	58,700	639,830

RESEARCH & CONSULTING SERVICES — 0.58%
IHS Markit Ltd. (b)	16,701	1,500,251

ROAD & RAIL — 0.64%
Kansas City Southern (j)	8,215	1,676,928

SEMICONDUCTORS — 1.36%
Inphi Corporation (a)	8,812	1,414,061
Xilinx, Inc.	15,001	2,126,692
		3,540,753

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
SPECIALTY STORES — 0.85%
Tiffany & Company	16,815	$2,210,332

TECHNOLOGY DISTRIBUTORS — 0.71%
SYNNEX Corporation (j)	22,700	1,848,688

WIRELESS TELECOMMUNICATION
SERVICES — 0.54%
Vodafone Group plc — ADR (j)	85,800	1,413,984
TOTAL COMMON STOCKS
(Cost $54,730,518)		59,888,275

	Shares/Units
SPECIAL PURPOSE ACQUISITION
COMPANIES — 29.55% (a)(e)
ACE Convergence Acquisition
Corporation Class A (b)	105,654	1,079,784
Ackrell Spac Partners I Company	112,200	1,154,538
Ajax I Class A (b)	265,967	3,300,650
Altitude Acquisition Corporation	42,593	440,838
Apollo Strategic Growth Capital Class A (b)	64,557	705,608
Artius Acquisition, Inc. Class A (b)	146,583	1,558,177
Ascendant Digital Acquisition Corporation (b)	17,172	180,306
Ascendant Digital Acquisition
Corporation Class A (b)	82,888	850,431
Avanti Acquisition Corporation (b)	46,600	505,144
Avanti Acquisition Corporation Class A (b)	125,208	1,287,138
Bespoke Capital Acquisition
Corporation Class A (b)	44,262	449,259
BowX Acquisition Corporation	105,200	1,125,640
Bridgetown Holdings Ltd. Class A (b)	85,299	1,320,429
Burgundy Technology Acquisition
Corporation (b)	25,936	292,558
Burgundy Technology Acquisition
Corporation Class A (b)	75,744	788,495
CC Neuberger Principal
Holdings I Class A (b)	309,082	3,350,449
CC Neuberger Principal
Holdings II Class A (b)	249,991	2,599,906
CHP Merger Corporation Class A	40,120	411,631
Churchill Capital Corporation IV Class A	84,480	845,645
Cohn Robbins Holdings Corporation Class A (b)	110,022	1,145,329
CONX Corporation	231,082	2,414,807
D8 Holdings Corporation Class A (b)	10,300	104,648

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
DFP Healthcare Acquisitions
Corporation Class A	120,954	$1,306,303
dMY Technology Group, Inc. II Class A	33,953	597,233
dMY Technology Group, Inc. III	11,905	135,717
E.Merge Technology Acquisition
Corporation Class A	73,998	757,000
Falcon Capital Acquisition Corporation Class A	149,611	1,576,900
Far Peak Acquisition Corporation (b)	122,741	1,270,369
FirstMark Horizon Acquisition
Corporation Class A	14,900	169,860
Foley Trasimene Acquisition
Corporation Class A	46,263	517,220
Frazier Lifesciences Acquisition Corporation (b)	11,289	117,180
FTAC Olympus Acquisition
Corporation Class A (b)	14,066	144,880
Fusion Acquisition Corporation Class A	107,786	1,217,982
Galileo Acquisition Corporation (b)	126,337	1,288,637
GigCapital3, Inc.	16,870	222,347
Golden Falcon Acquisition Corporation	125,275	1,302,860
Gores Holdings IV, Inc. Class A (j)	68,101	894,166
Gores Holdings V, Inc.	25,597	275,680
Gores Holdings V, Inc. Class A	68,454	711,922
GS Acquisition Holdings Corporation II Class A	165,888	1,808,179
Healthcare Services Acquisition Corporation	128,000	1,308,160
Highcape Capital Acquisition Corporation	1	10
Highcape Capital Acquisition
Corporation Class A (f)	99,999	1,022,490
Highland Transcend Partners I Corporation (b)	20,000	210,000
Holicity, Inc.	47,552	494,003
Holicity, Inc. Class A	60,481	611,463
Hudson Executive Investment
Corporation Class A	125,119	1,352,536
InterPrivate Acquisition Corporation	7,054	102,565
Jaws Spitfire Acquisition Corporation (b)	14,836	163,938
Juniper Industrial Holdings, Inc. Class A	165,386	1,771,284
LGL Systems Acquisition Corporation Class A	119,152	1,205,818
Live Oak Acquisition Corporation II	1,500	16,275
Longview Acquisition Corporation Class A	36,618	724,670
Marquee Raine Acquisition Corporation (b)	40,938	443,359
Montes Archimedes Acquisition Corporation	119,313	1,252,786
Motive Capital Corporation (b)	50,288	530,036
Oaktree Acquisition Corporation Class A (b)	86,469	1,262,447

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
One Class A (b)	10,000	$107,700
Pershing Square Tontine Holdings Ltd. Class A	5,255	145,669
Prime Impact Acquisition I (b)	13,873	147,193
Prime Impact Acquisition I Class A (b)	108,775	1,098,627
QELL Acquisition Corporation (b)	50,000	662,500
RedBall Acquisition Corporation Class A (b)	39,449	429,600
Revolution Acceleration
Acquisition Corporation	6,522	67,894
Scion Tech Growth I (b)	368,025	3,798,017
Senior Connect Acquisition Corporation I	50,288	517,464
Social Capital Hedosophia Holdings
Corporation III Class A (b)	9,636	161,596
Spartan Acquisition Corporation II	212,052	2,290,162
Sports Entertainment Acquisition Corporation	51,745	556,259
Starboard Value Acquisition
Corporation Class A	88,104	912,757
Subversive Capital Acquisition
Corporation Class A (b)	292,679	2,961,911
Tailwind Acquisition Corporation Class A	73,616	764,870
Tortoise Acquisition Corporation II Class A (b)	50,000	532,500
TPG Pace Tech Opportunities Corporation (b)	3,361	38,181
TPG Pace Tech Opportunities
Corporation Class A (b)	135,438	1,503,362
Trebia Acquisition Corporation Class A (b)	131,943	1,423,665
Tuscan Holdings Corporation II	146,060	1,608,121
TWC Tech Holdings II Corporation Class A	129,413	1,362,719
VG Acquisition Corporation Class A (b)	55,773	637,485
Vy Global Growth Class A (b)	120,407	1,254,641
Yucaipa Acquisition Corporation Class A (b)	119,136	1,203,274
TOTAL SPECIAL PURPOSE ACQUISITION
COMPANIES (Cost $71,233,448)		76,883,852

	Shares
PRIVATE INVESTMENT IN
PUBLIC EQUITY — 2.00% (a)(d)(g)
Porch Group, Inc. (m)	65,471	840,844
QuantumScape Corporation (n)	57,500	4,370,287
TOTAL PRIVATE INVESTMENT IN
PUBLIC EQUITY (Cost $1,229,710)		5,211,131

CLOSED-END FUNDS — 2.82%
Apollo Senior Floating Rate Fund, Inc.	11,127	160,229

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
BlackRock Floating Rate Income
Strategies Fund, Inc.	9,611	$116,389
BlackRock MuniYield Quality Fund III, Inc.	77,879	1,125,352
Eaton Vance Floating-Rate Income Trust	28,528	375,429
First Trust Senior Floating Rate Income Fund II	5,810	67,512
Invesco Senior Income Trust	64,480	256,630
Nuveen Intermediate Duration
Municipal Term Fund (e)	240,573	3,339,153
Nuveen Municipal Credit Income Fund	48,255	777,871
Nuveen New York AMT-Free Quality
Municipal Income Fund	58,257	788,217
Voya Prime Rate Trust	73,819	329,971
TOTAL CLOSED-END FUNDS
(Cost $7,299,992)		7,336,753

PREFERRED STOCKS — 3.75%
Fannie Mae, 8.250%, Series S (a)	246,497	2,114,944
Freddie Mac, 8.375%, Series Z (a)	290,851	2,547,855
GMAC Capital Trust I,
6.007% (3 Month U.S.
LIBOR +5.785%), 2/15/2040, Series 2 (i)	39,471	1,067,691
Pebblebrook Hotel Trust, 6.375%, Series E	3,515	88,824
Qurate Retail, Inc., 8.000%, Series A (e)	28,181	2,789,919
Taubman Centers, Inc., 6.250%, Series J (f)	22,792	572,471
Taubman Centers, Inc., 6.500%, Series J (f)	22,753	571,598
TOTAL PREFERRED STOCKS
(Cost $9,874,895)		9,753,302

CONTINGENT VALUE RIGHTS — 0.26% (a)
Alder Biopharmaceuticals, Inc. (f)	194,778	267,820
Ligand Pharmaceuticals (f)	113,683	127,893
Media General, Inc. (e)(f)	42,852	1,714
Pan American Silver Corporation (b)	322,499	266,062
TOTAL CONTINGENT VALUE RIGHTS
(Cost $209,293)		663,489

RIGHTS — 0.05% (a)
Bristol-Myers Squibb Company	169,085	116,686
TOTAL RIGHTS
(Cost $587,514)		116,686

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
WARRANTS — 0.74% (a)
ACE Convergence Acquisition
Corporation Class A
Expiration: September 2027,
Exercise Price: $11.50 (b)	52,827	$73,430
AerSale Corporation
Expiration: December 2025,
Exercise Price: $11.50	15,759	29,312
Akazoo S.A.
Expiration: December 2024,
Exercise Price: $11.50 (b)(d)(g)	35,748	—
Apex Technology Acquisition
Corporation Class A
Expiration: September 2026,
Exercise Price: $11.50	14,741	63,091
Ascendant Digital Acquisition
Corporation Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	26,436	45,206
CC Neuberger Principal Holdings I Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	9,343	21,956
CC Neuberger Principal Holdings II Class A
Expiration: July 2025,
Exercise Price: $11.50 (b)	26,370	44,829
CEC Brands LLC
Expiration: December 2022,
Exercise Price: $21.88 (d)(g)	45,120	43,800
CHP Merger Corporation Class A
Expiration: November 2024,
Exercise Price: $11.50	20,060	26,078
Churchill Capital Corporation IV Class A
Expiration: September 2025,
Exercise Price: $11.50	16,896	25,682
Cohn Robbins Holdings Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	36,674	66,013
D8 Holdings Corporation Class A
Expiration: August 2027,
Exercise Price: $11.50 (b)	5,150	5,408

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
Dragoneer Growth Opportunities
Corporation Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	800	$3,424
E.Merge Technology Acquisition
Corporation Class A
Expiration: July 2025,
Exercise Price: $11.50	24,666	37,246
Falcon Capital Acquisition Corporation Class A
Expiration: August 2027,
Exercise Price: $11.50	3,209	6,899
Foley Trasimene Acquisition Corporation Class A
Expiration: July 2025,
Exercise Price: $11.50	7,595	19,215
Fusion Acquisition Corporation Class A
Expiration: June 2027,
Exercise Price: $11.50	53,893	137,966
Galileo Acquisition Corporation
Expiration: October 2026,
Exercise Price: $11.50 (b)	126,337	106,123
GCM Grosvenor, Inc. Class A
Expiration: November 2025,
Exercise Price: $11.50	50,877	91,401
GigCapital3, Inc.
Expiration: July 2025,
Exercise Price: $11.50	12,653	44,159
Highcape Capital Acquisition
Corporation Class A
Expiration: September 2027,
Exercise Price: $11.50	33,333	38,000
Hudson Executive Investment
Corporation Class A
Expiration: June 2025,
Exercise Price: $11.50	55,361	95,442
International General Insurance Holdings Ltd.
Expiration: March 2025,
Exercise Price: $11.50 (b)	20,975	16,570
InterPrivate Acquisition Corporation
Expiration: October 2024,
Exercise Price: $11.50	13,141	53,878
Juniper Industrial Holdings, Inc. Class A
Expiration: November 2026,
Exercise Price: $11.50	82,693	152,155

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
Kaixin Auto Holdings
Expiration: April 2024,
Exercise Price: $11.50 (b)	48,712	$7,321
LGL Systems Acquisition Corporation Class A
Expiration: November 2026,
Exercise Price: $11.50	59,576	96,513
Longview Acquisition Corporation Class A
Expiration: June 2025,
Exercise Price: $11.50	16,429	108,267
One Class A
Expiration: August 2025,
Exercise Price: $11.50 (b)	2,500	5,250
Pershing Square Tontine
Holdings Ltd. Class A
Expiration: July 2025,
Exercise Price: $23.00	584	5,605
Reebonz Holdings Ltd.
Expiration: December 2023,
Exercise Price: $92.00 (b)	23,859	43
SCVX Corporation
Expiration: January 2025,
Exercise Price: $11.50 (b)	12,607	21,432
Tortoise Acquisition Corporation II Class A
Expiration: June 2027,
Exercise Price: $11.50 (b)	12,500	35,625
Trebia Acquisition Corporation Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	43,981	91,480
Tuscan Holdings Corporation II
Expiration: July 2025,
Exercise Price: $11.50	73,030	174,542
VG Acquisition Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50 (b)	18,591	49,266
Whole Earth Brands, Inc.
Expiration: June 2025,
Exercise Price: $11.50	40,886	56,423
XL Fleet Corporation
Expiration: June 2025,
Exercise Price: $11.50	4,057	32,862
TOTAL WARRANTS (Cost $3,118,748)		1,931,912

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Principal
	Amount	Value
BANK LOANS — 4.22%
Cengage Learning Holdings II, Inc.
5.250% (3 Month U.S.
LIBOR + 4.250%), 6/7/2023 (f)(i)	$965,810	$928,993
Claire’s Stores, Inc.
6.646% (1 Month U.S.
LIBOR + 6.500%), 12/18/2026 (f)(i)	260,035	221,030
Heritage Power LLC
7.000% (1 Month U.S.
LIBOR + 6.000%), 8/2/2026 (f)(i)	3,516,450	3,340,628
McGraw-Hill Global Education Holdings LLC
5.000% (3 Month U.S.
LIBOR + 4.000%), 5/4/2022 (f)(i)	991,744	968,810
Refinitiv U.S. Holdings, Inc.
3.396% (1 Month U.S.
LIBOR + 3.250%), 10/1/2025 (f)(i)	2,771,085	2,769,935
RentPath LLC
8.000% (3 Month U.S.
LIBOR + 4.750%), 12/17/2021 (f)(i)(k)	2,956,000	1,441,050
8.000% (1 Month U.S.
LIBOR + 7.000%), 12/14/2025 (f)(i)	138,073	129,098
Watts Guerra LLP
8.000%, 12/31/2022 (g)	1,191,000	1,191,000
TOTAL BANK LOANS (Cost $12,291,851)		10,990,544

CORPORATE BONDS — 9.39% (f)
APX Group, Inc.
7.875%, 12/1/2022 (e)	3,322,000	3,336,534
Bombardier, Inc.
6.125%, 1/15/2023 (b)(h)	756,000	739,746
7.875%, 4/15/2027 (b)(e)(h)	1,474,000	1,357,510
Cincinnati Bell, Inc.
7.000%, 7/15/2024 (h)	1,059,000	1,104,659
EIG Investors Corporation
10.875%, 2/1/2024	1,025,000	1,063,566
Genesis Energy LP /
Genesis Energy Finance Corporation
5.625%, 6/15/2024	3,324,000	3,238,822
Gogo Intermediate Holdings LLC /
Gogo Finance Company, Inc.
9.875%, 5/1/2024 (h)	1,355,000	1,453,393

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Principal
	Amount		Value
Ingram Micro, Inc.
5.450%, 12/15/2024	$1,019,000		$1,173,099
Navistar International Corporation
6.625%, 11/1/2025 (h)	1,923,000		2,017,035
Nielsen Finance LLC / Nielsen Finance Company
5.000%, 4/15/2022 (e)(h)	1,440,000		1,445,227
Parsley Energy LLC /
Parsley Finance Corporation
5.625%, 10/15/2027 (e)(h)	3,044,000		3,336,224
Refinitiv U.S. Holdings, Inc.
6.250%, 5/15/2026 (h)	700,000		748,562
8.250%, 11/15/2026 (h)	2,756,000		3,010,930
Stars Group Holdings BV /
Stars Group US Co-Borrower LLC
7.000%, 7/15/2026 (b)(h)	390,000		411,206
TOTAL CORPORATE BONDS
(Cost $23,355,005)			24,436,513

	Contracts
	(100 shares	Notional
	per contract)	Amount
PURCHASED OPTIONS — 0.26% (a)

PURCHASED CALL OPTIONS — 0.01% (a)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $30.00	61	$138,775	7,930
Maxim Integrated Products, Inc.
Expiration: February 2021,
Exercise Price: $70.00	12	106,380	22,860
			30,790
PURCHASED PUT OPTIONS — 0.25% (a)
AECOM
Expiration: January 2021,
Exercise Price: $42.50	237	1,179,786	2,370
Expiration: January 2021,
Exercise Price: $45.00	236	1,174,808	3,540
Expiration: January 2021,
Exercise Price: $47.50	459	2,284,902	20,655

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
Bayer AG
Expiration: January 2021,
Exercise Price: EUR 42.00 (b)	259	$1,524,034	$6,328
Expiration: February 2021,
Exercise Price: EUR 42.00 (b)	1,188	6,990,549	111,751
Crown Holdings, Inc.
Expiration: January 2021,
Exercise Price: $80.00	186	1,863,720	6,045
Expiration: February 2021,
Exercise Price: $85.00	175	1,753,500	13,562
Dell Technologies, Inc. Class C
Expiration: January 2021,
Exercise Price: $60.00	455	3,334,695	3,185
Deutsche Telekom AG
Expiration: January 2021,
Exercise Price: EUR 13.00 (b)	323	590,395	789
Expiration: January 2021,
Exercise Price: EUR 13.60 (b)	1,202	2,197,073	5,874
Expiration: February 2021,
Exercise Price: EUR 13.40 (b)	2,765	5,053,998	37,156
DuPont de Nemours, Inc.
Expiration: January 2021,
Exercise Price: $50.00	582	4,138,602	6,984
Expiration: February 2021,
Exercise Price: $52.50	190	1,351,090	5,700
Expiration: February 2021,
Exercise Price: $55.00	109	775,099	12,807
eBay, Inc.
Expiration: January 2021,
Exercise Price: $45.00	176	884,400	1,936
Expiration: February 2021,
Exercise Price: $43.00	213	1,070,325	11,928
Expiration: February 2021,
Exercise Price: $45.00	968	4,864,200	87,120
Electricite de France
Expiration: January 2021,
Exercise Price: EUR 11.00 (b)	615	969,333	4,508
Expiration: February 2021,
Exercise Price: EUR 10.00 (b)	1,674	2,638,478	24,540
Expiration: February 2021,
Exercise Price: EUR 11.00 (b)	1,674	2,638,478	55,216

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
IAC/InterActiveCorp
Expiration: February 2021,
Exercise Price: $150.00	103	$1,950,305	$14,935
Industrial Select Sector SPDR Fund
Expiration: January 2021,
Exercise Price: $82.00	167	1,478,785	3,925
iShares U.S. Medical Devices ETF
Expiration: January 2021,
Exercise Price: $295.00	110	3,600,300	6,325
Kansas City Southern
Expiration: January 2021,
Exercise Price: $175.00	82	1,673,866	3,075
Madison Square Garden
Entertainment Corporation
Expiration: January 2021,
Exercise Price: $65.00	93	976,872	2,790
Siemens AG
Expiration: January 2021,
Exercise Price: EUR 100.00 (b)	45	646,149	989
Expiration: January 2021,
Exercise Price: EUR 102.00 (b)	276	3,963,047	7,081
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $360.00	117	4,374,396	23,283
Expiration: January 2021,
Exercise Price: $365.00	63	2,355,444	17,073
Expiration: January 2021,
Exercise Price: $370.00	155	5,795,140	58,435
SYNNEX Corporation
Expiration: January 2021,
Exercise Price: $135.00 (f)	154	1,254,176	8,085
Expiration: January 2021,
Exercise Price: $140.00 (f)	73	594,512	5,110
Vodafone Group plc
Expiration: January 2021,
Exercise Price: $14.00	2,775	4,573,200	8,325
Expiration: January 2021,
Exercise Price: $15.00	1,767	2,912,016	12,369
Expiration: February 2021,
Exercise Price: $14.00	305	502,640	2,898

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
XPO Logistics, Inc.
Expiration: January 2021,
Exercise Price: $90.00	272	$3,242,240	$2,720
Expiration: February 2021,
Exercise Price: $95.00	482	5,745,440	38,560
			637,972
TOTAL PURCHASED OPTIONS
(Cost $1,696,202)			668,762

	Shares
ESCROW NOTES — 5.81% (a)(f)
Altaba, Inc.	1,037,998		15,111,518
AMR Corporation	28,850		2,452
TOTAL ESCROW NOTES (Cost $13,317,806)			15,113,970

SHORT-TERM INVESTMENTS — 0.21%

MONEY MARKET FUNDS — 0.21% (c)(e)
Goldman Sachs Government Fund,
Institutional Share Class, 0.03%	538,302		538,302
TOTAL SHORT-TERM INVESTMENTS
(Cost $538,302)			538,302
TOTAL LONG INVESTMENTS
(Cost $199,483,284) — 82.08%			213,533,491

SHORT INVESTMENTS — (5.22)%

COMMON STOCKS — (5.22)%

APPLICATION SOFTWARE — (0.04)%
Salesforce.com, Inc.	(466)		(103,699)

AUTO PARTS & EQUIPMENT — (0.14)%
QuantumScape Corporation	(4,250)		(358,912)

BROADCASTING — (0.60)%
Discovery, Inc. Class A	(51,986)		(1,564,259)

FINANCIAL EXCHANGES & DATA — (2.64)%
S&P Global, Inc.	(20,917)		(6,876,045)

PHARMACEUTICALS — (1.12)%
AstraZeneca plc — ADR	(58,040)		(2,901,420)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
SEMICONDUCTORS — (0.68)%
Advanced Micro Devices, Inc.	(12,004)	$(1,100,887)
Marvell Technology Group Ltd. (b)	(14,075)	(669,125)
		(1,770,012)
TOTAL COMMON STOCKS
(Proceeds $13,137,976)		(13,574,347)
TOTAL SHORT INVESTMENTS
(Proceeds $13,137,976) — (5.22)%		(13,574,347)
TOTAL NET INVESTMENTS
(Cost $186,345,308) — 76.86%		199,959,144
OTHER ASSETS IN
EXCESS OF LIABILITIES — 23.14%		60,203,952
TOTAL NET ASSETS — 100.00%		$260,163,096

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2020.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2020, these securities represent 6.01% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2020.
(j)	This security is held in connection with a written option contract.
(k)	Default or other conditions exist and the security is not presently accruing income.
(l)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $3,167,912 and its market value represented 1.24% of total net assets. The Fund’s adviser perfected its appraisal rights over this security as of 8/31/2020.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

(m)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $654,710 and its market value represented 0.32% of total net assets.

(n)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $575,000 and its market value represented 1.68% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
AECOM
Expiration: January 2021,
Exercise Price: $47.50	(237)	$(1,179,786)	$(65,767)
Expiration: January 2021,
Exercise Price: $50.00	(236)	(1,174,808)	(31,860)
Expiration: January 2021,
Exercise Price: $52.50	(459)	(2,284,902)	(25,245)
American Equity Investment
Life Holding Company
Expiration: February 2021,
Exercise Price: $25.00	(22)	(60,852)	(8,800)
Expiration: May 2021,
Exercise Price: $25.00	(30)	(82,980)	(12,600)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $40.00	(61)	(138,775)	(3,660)
Crown Holdings, Inc.
Expiration: January 2021,
Exercise Price: $90.00	(186)	(1,863,720)	(191,580)
Expiration: February 2021,
Exercise Price: $92.50	(175)	(1,753,500)	(164,500)
Dell Technologies, Inc. Class C
Expiration: January 2021,
Exercise Price: $65.00	(455)	(3,334,695)	(383,337)
Deutsche Telekom AG
Expiration: January 2021,
Exercise Price: EUR 15.00 (a)	(323)	(590,395)	(11,048)
Expiration: January 2021,
Exercise Price: EUR 15.20 (a)	(1,202)	(2,197,073)	(27,900)
Expiration: February 2021,
Exercise Price: EUR 15.00 (a)	(2,765)	(5,053,998)	(152,003)
DuPont de Nemours, Inc.
Expiration: January 2021,
Exercise Price: $57.50	(392)	(2,787,512)	(537,040)
Expiration: February 2021,
Exercise Price: $62.50	(299)	(2,126,189)	(278,070)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
eBay, Inc.
Expiration: January 2021,
Exercise Price: $50.00	(176)	$(884,400)	$(24,992)
Expiration: February 2021,
Exercise Price: $47.00	(213)	(1,070,325)	(101,708)
Expiration: February 2021,
Exercise Price: $55.00	(968)	(4,864,200)	(118,096)
Electricite de France
Expiration: January 2021,
Exercise Price: EUR 12.50 (a)	(457)	(720,301)	(44,105)
Expiration: January 2021,
Exercise Price: EUR 13.00 (a)	(158)	(249,032)	(10,423)
Expiration: February 2021,
Exercise Price: EUR 12.00 (a)	(1,674)	(2,638,478)	(302,664)
Expiration: February 2021,
Exercise Price: EUR 12.50 (a)	(1,674)	(2,638,478)	(245,404)
Fitbit, Inc. Class A
Expiration: January 2021,
Exercise Price: $8.00	(164)	(111,520)	(164)
Expiration: February 2021,
Exercise Price: $8.00	(540)	(367,200)	(1,620)
Expiration: February 2021,
Exercise Price: $9.00	(7)	(4,760)	(21)
Expiration: May 2021,
Exercise Price: $8.00	(53)	(36,040)	(345)
Expiration: May 2021,
Exercise Price: $10.00	(36)	(24,480)	(144)
Expiration: May 2021,
Exercise Price: $12.00	(163)	(110,840)	(326)
Fortive Corporation
Expiration: January 2021,
Exercise Price: $70.00	(366)	(2,592,012)	(70,455)
Fox Corporation Class A
Expiration: January 2021,
Exercise Price: $30.00	(587)	(1,709,344)	(26,415)
Gores Holdings IV, Inc. Class A
Expiration: January 2021,
Exercise Price: $12.50	(304)	(399,152)	(45,600)
IAC/InterActiveCorp
Expiration: February 2021,
Exercise Price: $165.00	(103)	(1,950,305)	(286,340)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
Kansas City Southern
Expiration: January 2021,
Exercise Price: $185.00	(82)	$(1,673,866)	$(160,720)
Madison Square Garden
Entertainment Corporation
Expiration: January 2021,
Exercise Price: $70.00	(93)	(976,872)	(333,870)
Madison Square Garden Sports Corporation
Expiration: February 2021,
Exercise Price: $155.00	(308)	(5,670,280)	(936,320)
RealPage, Inc.
Expiration: January 2021,
Exercise Price: $90.00	(25)	(218,100)	(25)
Expiration: February 2021,
Exercise Price: $90.00	(122)	(1,064,328)	(2,135)
Salesforce.com, Inc.
Expiration: January 2021,
Exercise Price: $195.00	(66)	(1,468,698)	(183,150)
Siemens AG
Expiration: January 2021,
Exercise Price: EUR 110.00 (a)	(276)	(3,963,047)	(273,448)
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $380.00	(167)	(6,243,796)	(37,575)
SYNNEX Corporation
Expiration: January 2021,
Exercise Price: $145.00 (b)	(154)	(1,254,176)	(562,870)
Expiration: January 2021,
Exercise Price: $150.00 (b)	(73)	(594,512)	(233,235)
Vodafone Group plc
Expiration: January 2021,
Exercise Price: $17.00	(1,058)	(1,743,584)	(21,160)
Expiration: February 2021,
Exercise Price: $16.00	(305)	(502,640)	(37,515)
XPO Logistics, Inc.
Expiration: February 2021,
Exercise Price: $105.00	(482)	(5,745,440)	(809,760)
			(6,764,015)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN PUT OPTIONS
Bayer AG
Expiration: January 2021,
Exercise Price: EUR 46.00 (a)	(259)	$(1,524,034)	$(22,781)
Expiration: February 2021,
Exercise Price: EUR 49.00 (a)	(1,188)	(6,990,549)	(467,322)
CBOE Volatility Index
Expiration: January 2021,
Exercise Price: $20.00	(61)	(138,775)	(3,660)
Industrial Select Sector SPDR Fund
Expiration: January 2021,
Exercise Price: $75.00	(167)	(1,478,785)	(1,837)
Siemens AG
Expiration: January 2021,
Exercise Price: EUR 108.00 (a)	(45)	(646,149)	(2,529)
SPDR S&P 500 ETF Trust
Expiration: January 2021,
Exercise Price: $345.00	(88)	(3,290,144)	(7,304)
Expiration: January 2021,
Exercise Price: $350.00	(218)	(8,150,584)	(23,762)
Vodafone Group plc
Expiration: January 2021,
Exercise Price: $16.00	(2,775)	(4,573,200)	(44,400)
Expiration: January 2021,
Exercise Price: $17.00	(362)	(596,576)	(22,082)
			(595,677)
TOTAL WRITTEN OPTIONS
(Premiums received $5,591,233)			$(7,359,692)

ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
(a)	Foreign security.
(b)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2020

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2020	be Received		2020	(Depreciation)*
4/9/21	JPM	3,174,954	AUD	$2,449,626	2,262,688	USD	$2,262,688	$(186,938)
1/5/21	GS	2,559,903	EUR	3,127,751	3,029,351	USD	3,029,351	(98,400)
1/5/21	GS	94,809	USD	94,809	81,200	EUR	99,212	4,403
1/12/21	JPM	4,710,050	EUR	5,755,866	5,601,028	USD	5,601,028	(154,838)
1/14/21	JPM	203,344	EUR	248,506	240,624	USD	240,624	(7,882)
1/27/21	JPM	4,389,608	EUR	5,366,155	5,337,072	USD	5,337,072	(29,083)
1/27/21	JPM	1,468,709	USD	1,468,709	1,199,346	EUR	1,466,162	(2,547)
1/28/21	JPM	6,499,702	EUR	7,945,862	7,729,865	USD	7,729,865	(215,997)
2/25/21	JPM	4,262,652	EUR	5,214,138	5,207,121	USD	5,207,121	(7,017)
5/17/21	JPM	997,256	EUR	1,222,076	1,226,161	USD	1,226,161	4,085
5/17/21	JPM	55,176	USD	55,176	44,878	EUR	54,995	(181)
6/16/21	GS	1,559,784	EUR	1,912,669	1,902,360	USD	1,902,360	(10,309)
5/12/21	GS	2,173,689	GBP	2,974,763	2,834,200	USD	2,834,200	(140,563)
5/12/21	GS	575,831	USD	575,831	430,804	GBP	589,569	13,738
5/12/21	JPM	65,708	GBP	89,924	85,836	USD	85,836	(4,088)
5/13/21	GS	1,063,110	GBP	1,454,906	1,421,686	USD	1,421,686	(33,220)
5/13/21	JPM	1,654,460	GBP	2,264,192	2,212,201	USD	2,212,201	(51,991)
5/18/21	JPM	4,218,166	GBP	5,772,853	5,578,335	USD	5,578,335	(194,518)
5/18/21	JPM	16,374	USD	16,374	12,246	GBP	16,759	385
1/11/21	JPM	4,001,362	HKD	516,166	516,118	USD	516,118	(48)
1/11/21	JPM	516,116	USD	516,116	4,001,362	HKD	516,166	50
1/15/21	JPM	1,633,954	HKD	210,780	210,618	USD	210,618	(162)
1/15/21	JPM	210,797	USD	210,797	1,633,954	HKD	210,779	(18)
3/2/21	JPM	8,150,168	HKD	1,051,504	1,051,398	USD	1,051,398	(106)
5/4/21	JPM	1,563,958	HKD	201,774	201,769	USD	201,769	(5)
6/23/21	JPM	156,133,100	JPY	1,515,355	1,504,953	USD	1,504,953	(10,402)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2020

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2020	be Received		2020	(Depreciation)*
4/15/21	JPM	5,499,550	NOK	$641,131	618,624	USD	$618,624	$(22,507)
3/9/21	GS	726,000	SEK	88,305	87,734	USD	87,734	(571)
				$52,962,114			$51,813,384	$(1,148,730)

AUD – Australian Dollar
EUR – Euro
GBP – British Pound
GS – Goldman, Sachs & Co.
HKD – Hong Kong Dollar
JPM – JPMorgan Chase & Co., Inc.
JPY – Japanese Yen
NOK – Norwegian Krone
SEK – Swedish Krona
USD – U.S. Dollar
*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	Financing on		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
GS	AECOM	12/4/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	92,400	$4,742,892	$(144,121)
GS	Alexion
	Pharmaceuticals, Inc.	12/15/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	53,154	8,334,305	(30,086)
JPM	Axalta Coating
	Systems Ltd.	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	13,755	321,729	70,906
JPM	Beijing Jingneng
	Clean Energy
	Company Ltd. Class H	12/1/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	579,244	190,935	(1,208)
JPM	BlackRock Floating
	Rate Income
	Strategies Fund, Inc.	12/22/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	70,360	846,895	5,116
JPM	BlackRock MuniYield
	Quality Fund III, Inc.	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	85,655	1,144,351	93,116
BAML	Bristol-Myers
	Squibb Company	12/22/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	25,034	44,561	(27,299)
GS	Broadmark Realty
	Capital, Inc.	1/29/21	Pay	0.600% + 1 Month U.S. LIBOR	Monthly	97,084	1,229,947	(239,937)
JPM	CAR, Inc.	11/18/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	2,037,542	994,610	(11,904)
JPM	Coca-Cola Amatil Ltd.	10/26/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	249,016	2,184,103	297,550
GS	Crown Holdings, Inc.	12/17/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	36,100	3,540,688	75,827
GS	Dell Technologies,
	Inc. Class C	12/17/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	52,259	3,904,270	(74,985)
JPM	Deutsche Telekom AG	7/20/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	442,216	7,664,028	412,880
BAML	DouYu International
	Holdings Ltd.	11/30/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	39,970	535,650	(93,755)
BAML	Dupont de Nemours, Inc.	6/3/21	Pay	0.400% + 1 Month U.S. LIBOR	Monthly	2,280	124,442	37,664
JPM	DuPont de Nemours, Inc.	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	55,953	3,145,472	832,722
JPM	Eaton Vance Floating-
	Rate Income Trust	12/22/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	64,677	855,744	(4,641)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	Financing on		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
GS	eBay, Inc.	3/18/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	135,700	$6,402,915	$414,624
JPM	Electricite de France	11/12/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	396,300	5,514,521	726,819
JPM	Entra ASA	11/24/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	31,426	603,484	108,115
BAML	Fiat Chrysler
	Automobiles N.V.	2/13/21	Pay	0.442% + 1 Month U.S. LIBOR	Monthly	565,889	7,281,694	2,913,765
JPM	First Trust Senior
	Floating Rate
	Income Fund II	7/20/21	Pay	0.800% + 1 Month U.S. LIBOR	Quarterly	12,108	130,282	10,354
BAML	Fitbit, Inc. Class A	2/18/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	218,755	1,406,470	80,609
GS	G4S plc	9/18/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	849,715	2,325,068	623,509
GS	GrandVision N.V.	1/7/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	87,174	2,617,621	97,479
JPM	Groupe Bruxelles
	Lambert S.A.	7/20/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	13,563	1,177,670	205,011
JPM	Hitachi Metals Ltd.	12/7/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	91,843	1,340,977	51,568
JPM	IAC/InterActiveCorp	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	6,300	826,371	366,355
GS	IHS Markit Ltd.	12/18/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	57,002	5,015,036	104,557
BAML	Inphi Corporation	12/3/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	53,705	8,175,975	439,423
GS	Invesco Dynamic Credit
	Opportunities Fund	12/22/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	19,812	206,348	6,376
GS	Invesco Municipal
	Opportunity Trust	3/11/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	47,566	548,640	60,932
JPM	Invesco Senior
	Income Trust	12/22/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	207,181	803,061	21,466
JPM	Liberty Media
	Corporation – Liberty
	SiriusXM Class C	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	12,476	432,792	109,944
JPM	The Madison Square
	Garden Company
	Class A	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	27,300	4,260,984	764,023

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	Financing on		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
JPM	Madison Square
	Garden Entertainment
	Corporation	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	9,261	$686,240	$286,387
BAML	Maxim Integrated
	Products, Inc.	10/15/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	106,611	7,967,531	1,480,958
GS	Naspers Ltd. Class N	9/14/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	6,197	1,106,726	166,217
GS	National General
	Holdings Corporation	12/28/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	10,800	368,514	616
GS	Navistar International
	Corporation	10/30/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	131,618	5,686,362	98,438
JPM	Nuveen AMT-Free
	Municipal Credit
	Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	38,528	602,193	44,177
JPM	Nuveen AMT-Free
	Quality Municipal
	Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	409,622	5,903,249	280,765
JPM	Nuveen California
	Quality Municipal
	Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	40,893	597,856	21,953
JPM	Nuveen Intermediate
	Duration Municipal
	Term Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	44,435	589,652	26,978
JPM	Nuveen Municipal
	Credit Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	39,155	590,849	40,202
GS	Nuveen New Jersey
	Quality Municipal
	Income Fund	3/11/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	40,575	545,799	37,046
JPM	Nuveen New York
	AMT-Free Quality
	Municipal Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	85,021	1,114,625	35,467
JPM	Qiagen N.V.	7/20/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	6,600	321,091	27,626

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	Financing on		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
BAML	Qiagen N.V.	7/27/21	Pay	0.450% + 1 Month U.S. LIBOR	Monthly	85,387	$4,159,230	$352,522
BAML	Qiagen N.V.	9/4/21	Pay	0.450% + 1 Month U.S. LIBOR	Monthly	8,915	422,214	48,853
GS	Recipharm AB Class B	12/23/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	3,300	86,891	1,102
BAML	Renault S.A.	5/29/21	Pay	0.350% + 1 Month U.S. LIBOR	Monthly	3,000	70,408	60,637
JPM	Renault S.A.	7/20/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	25,418	705,728	404,476
JPM	Royal Dutch Shell
	plc ADR Class B	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	40,950	1,247,337	128,722
JPM	RSA Insurance
	Group plc	11/6/21	Pay	0.300% + 3 Month U.S. LIBOR	Quarterly	614,001	5,368,185	318,281
GS	Saracen Mineral
	Holdings Ltd.	11/13/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	362,584	1,401,414	(73,890)
GS	SCVX Corporation	9/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	25,214	255,304	4,300
BAML	Siemens AG	10/21/21	Pay	0.350% + 1 Month U.S. LIBOR	Monthly	27,627	3,608,749	356,944
GS	Signature Aviation plc	12/18/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	50,378	250,306	16,262
GS	Siltronic AG	12/3/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	12,362	1,884,866	49,346
GS	Slack Technologies,
	Inc. Class A	12/3/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	264,786	11,281,371	(98,945)
JPM	SLM Corporation,
	4.311%, Series B	7/20/21	Pay	1.100% + 1 Month U.S. LIBOR	Quarterly	35,769	1,162,493	732,574
JPM	Suez	10/9/21	Pay	0.400% + 3 Month U.S. LIBOR	Quarterly	56,968	1,065,365	63,141
GS	Tiffany & Company	2/28/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	71,475	9,488,702	(95,187)
GS	Varian Medical
	Systems, Inc.	10/28/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	59,644	10,335,026	101,260
GS	Vodafone Group plc	10/29/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	50,500	684,275	147,804
GS	Voya Prime Rate Trust	12/22/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	147,737	663,261	(3,028)
JPM	Voya Prime Rate Trust	12/24/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	49,061	220,696	(1,402)
GS	William Hill plc	9/24/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	393,869	1,143,002	311,534
JPM	William Hill plc	9/25/21	Pay	0.300% + 3 Month U.S. LIBOR	Quarterly	549,914	2,022,692	7,991
GS	Willis Towers Watson plc	3/12/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	69,482	13,855,821	779,764
BAML	Xilinx, Inc.	12/4/21	Pay	0.750% + 1 Month U.S. LIBOR	Monthly	15,103	2,233,885	(93,455)
JPM	Xilinx, Inc.	12/4/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	22,937	3,392,612	(141,568)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	Financing on		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
SHORT TOTAL RETURN SWAP CONTRACTS
JPM	Advanced Micro
	Devices, Inc.	10/27/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(39,530)	$(3,186,961)	$(439,118)
BAML	Advanced Micro
	Devices, Inc.	11/11/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(39,831)	(3,512,105)	(141,105)
JPM	American Airlines
	Group, Inc.	7/20/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(194)	(2,225)	(835)
BAML	Analog Devices, Inc.	7/30/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(67,966)	(8,134,211)	(1,907,155)
GS	Aon plc	4/23/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(76,728)	(15,131,791)	(1,079,822)
GS	AstraZeneca plc	12/15/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(54,864)	(2,788,737)	45,873
JPM	Basket of Swaps	7/20/21	Pay	(0.950)% + Overnight Banking Rate	Quarterly	(10,248)	(1,158,088)	(217,377)
GS	Bridgebio Pharma, Inc.	11/10/21	Pay	(0.490)% + U.S. Federal Funds	Monthly	(17,321)	(695,438)	(536,394)
JPM	ConocoPhillips	10/26/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(149,587)	(4,907,319)	(1,075,869)
JPM	Daimler AG	7/20/21	Pay	(0.467)% + Overnight Banking Rate	Quarterly	(1,525)	(67,847)	(39,828)
GS	Discovery, Inc. Class A	12/14/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(48,615)	(1,392,820)	(70,113)
BAML	HUYA, Inc.	11/30/21	Pay	(7.750)% + 1 Month U.S. LIBOR	Monthly	(29,178)	(610,237)	27,119
GS	International Flavors
	& Fragrances, Inc.	3/17/21	Pay	(4.404)% + U.S. Federal Funds	Monthly	(9,441)	(1,074,576)	45,731
BAML	Marvell Technology
	Group Ltd.	10/29/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(131,160)	(5,635,912)	(599,942)
JPM	Nissan Motor
	Company Ltd.	7/20/21	Pay	(0.467)% + Overnight Banking Rate	Quarterly	(171,229)	(680,384)	(248,395)
GS	Northern Star
	Resources Ltd.	11/13/21	Pay	(0.400)% + U.S. Federal Funds	Monthly	(136,440)	(1,411,061)	76,098
BAML	Pan American
	Silver Corporation	2/20/21	Pay	(0.400)% + 1 Month U.S. LIBOR	Monthly	(16,028)	(399,257)	(153,906)
BAML	Peugeot S.A.	2/13/21	Pay	(0.350)% + 1 Month U.S. LIBOR	Monthly	(324,161)	(6,502,143)	(2,431,420)
GS	Prosus N.V.	9/14/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(11,464)	(1,107,906)	(129,670)
GS	QuantumScape
	Corporation	12/8/21	Pay	(325.000)% + U.S. Federal Funds	Monthly	(2,200)	(113,293)	(96,946)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	Financing on		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
JPM	Royal Dutch
	Shell plc ADR Class A	7/20/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(102,668)	$(3,327,470)	$(281,101)
GS	Salesforce.com, Inc.	12/4/21	Pay	(0.350)% + U.S. Federal Funds	Monthly	(14,025)	(3,151,683)	30,445
JPM	SiriusXM Holdings	7/20/21	Pay	(0.600)% + Overnight Banking Rate	Quarterly	(117,749)	(685,299)	(64,930)
JPM	Unilever N.V.	11/17/21	Pay	(0.200)% + Overnight Banking Rate	Quarterly	(7)	(423)	2
BAML	VMware, Inc. Class A	10/15/21	Pay	(0.855)% + 1 Month U.S. LIBOR	Monthly	(3,001)	(417,988)	(3,039)
								$4,935,945

BAML – Bank of America Merrill Lynch & Co., Inc.
GS – Goldman, Sachs & Co.
JPM – JPMorgan Chase & Co., Inc.
LIBOR – London Interbank Offered Rate
Overnight Banking Rate – Overnight Banking Funding Rate
plc – Public Limited Company
U.S. Federal Funds – U.S. Federal Funds Effective Rate
*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS
December 31, 2020

	Shares/Units	Value
LONG INVESTMENTS – 103.43%

SPECIAL PURPOSE ACQUISITION
COMPANIES — 23.74% (a)
Ackrell Spac Partners I Company	9,700	$99,813
Apollo Strategic Growth Capital Class A (b)	2,399	26,221
Ascendant Digital Acquisition
Corporation Class A (b)	7,974	81,813
Avanti Acquisition Corporation (b)	4,299	46,601
Avanti Acquisition Corporation Class A (b)(d)	9,599	98,678
CC Neuberger Principal Holdings II Class A (b)	1,906	19,822
CHP Merger Corporation Class A	1,150	11,799
Churchill Capital Corporation IV Class A	8,735	87,437
CONX Corporation	4,300	44,935
DFP Healthcare Acquisitions
Corporation Class A	9,272	100,138
Equity Distribution Acquisition Corporation	2	21
Equity Distribution Acquisition
Corporation Class A	8,187	83,835
Falcon Capital Acquisition
Corporation Class A	5,641	59,456
Far Peak Acquisition Corporation (b)	9,410	97,394
FirstMark Horizon Acquisition
Corporation Class A	7,500	85,500
Frazier Lifesciences Acquisition
Corporation (b)(d)	9,203	95,527
GigCapital3, Inc.	525	6,920
Golden Falcon Acquisition Corporation (d)	9,637	100,225
Gores Holdings V, Inc. Class A (j)	4,295	44,668
GS Acquisition Holdings
Corporation II Class A	4,596	50,096
Healthcare Services Acquisition
Corporation	7,500	76,650
Highland Transcend Partners I
Corporation (b)(d)	8,984	94,332
Holicity, Inc.	1,804	18,741
Holicity, Inc. Class A	2,256	22,808
Jaws Spitfire Acquisition Corporation (b)	4,998	55,228
Longview Acquisition Corporation Class A	1,256	24,856
Montes Archimedes Acquisition Corporation	4,526	47,523
Prime Impact Acquisition I (b)	525	5,570
Prime Impact Acquisition I Class A (b)	4,129	41,703
RedBall Acquisition Corporation Class A (b)	1,470	16,008

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares/Units	Value
Senior Connect Acquisition Corporation I	4,583	$47,159
Spartan Acquisition Corporation II (d)	7,771	83,927
Sports Entertainment Acquisition Corporation	1,940	20,855
Starboard Value Acquisition
Corporation Class A	6,754	69,971
Subversive Capital Acquisition
Corporation Class A (b)	22,446	227,155
Tailwind Acquisition Corporation Class A	2,698	28,032
TPG Pace Tech Opportunities Corporation (b)	305	3,465
TPG Pace Tech Opportunities
Corporation Class A (b)	224	2,486
Trebia Acquisition Corporation Class A (b)	5,450	58,806
TWC Tech Holdings II Corporation Class A	4,788	50,417
VG Acquisition Corporation Class A (b)	2,070	23,660
Vy Global Growth Class A (b)	4,461	46,484
Yucaipa Acquisition Corporation Class A (b)	4,372	44,157
TOTAL SPECIAL PURPOSE ACQUISITION
COMPANIES (Cost $2,240,789)		2,350,892

	Shares
CLOSED-END FUNDS — 0.12%
BlackRock MuniYield Quality Fund III, Inc.	835	12,066
TOTAL CLOSED-END FUNDS (Cost $11,464)		12,066

PRIVATE INVESTMENT IN
PUBLIC EQUITY — 13.05% (a)(e)(g)(l)
QuantumScape Corporation	17,000	1,292,085
TOTAL PRIVATE INVESTMENT IN
PUBLIC EQUITY (Cost $170,000)		1,292,085

PREFERRED STOCKS — 4.04%
Fannie Mae, 8.250%, Series S (a)	8,005	68,683
Freddie Mac, 8.375%, Series Z (a)	9,447	82,756
Taubman Centers, Inc., 6.250%, Series J (d)(f)	4,963	124,656
Taubman Centers, Inc., 6.500%, Series J (d)(f)	4,949	124,328
TOTAL PREFERRED STOCKS (Cost $414,068)		400,423

WARRANTS — 0.99% (a)
Ascendant Digital Acquisition
Corporation Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	3,987	6,818

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
CC Neuberger Principal Holdings I Class A
Expiration: December 2025,
Exercise Price: $11.50 (b)	1,426	$3,351
CC Neuberger Principal Holdings II Class A
Expiration: July 2025,
Exercise Price: $11.50 (b)	1,956	3,325
CHP Merger Corporation Class A
Expiration: November 2024,
Exercise Price: $11.50	575	748
Churchill Capital Corporation IV Class A
Expiration: September 2025,
Exercise Price: $11.50	1,747	2,655
Equity Distribution Acquisition
Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50	2,729	4,884
Falcon Capital Acquisition Corporation Class A
Expiration: August 2027,
Exercise Price: $11.50	109	234
Fusion Acquisition Corporation Class A
Expiration: June 2027,
Exercise Price: $11.50	3,781	9,679
GCM Grosvenor, Inc. Class A
Expiration: November 2025,
Exercise Price: $11.50	7,241	13,008
GigCapital3, Inc.
Expiration: July 2025,
Exercise Price: $11.50	393	1,371
Juniper Industrial Holdings, Inc. Class A
Expiration: November 2026,
Exercise Price: $11.50	2,276	4,188
Longview Acquisition Corporation Class A
Expiration: June 2025,
Exercise Price: $11.50	557	3,671
Merida Merger Corporation I
Expiration: November 2026,
Exercise Price: $11.50	2,957	2,957
Pershing Square Tontine Holdings Ltd. Class A
Expiration: July 2025,
Exercise Price: $23.00	549	5,270
SCVX Corporation
Expiration: January 2025,
Exercise Price: $11.50 (b)	2,487	4,228

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
Tuscan Holdings Corporation II
Expiration: July 2025,
Exercise Price: $11.50	9,600	$22,945
VG Acquisition Corporation Class A
Expiration: September 2025,
Exercise Price: $11.50 (b)	690	1,829
Whole Earth Brands, Inc.
Expiration: June 2025,
Exercise Price: $11.50	5,160	7,121
TOTAL WARRANTS (Cost $45,022)		98,282

	Principal
	Amount
BANK LOANS — 15.60%
Cengage Learning Holdings II, Inc.
5.250% (3 Month U.S.
LIBOR + 4.250%), 6/7/2023 (f)(i)	$96,934	93,239
Claire’s Stores, Inc.
6.646% (1 Month U.S.
LIBOR + 6.500%), 12/18/2026 (f)(i)	415,858	353,478
Heritage Power LLC
7.000% (1 Month U.S.
LIBOR + 6.000%), 8/2/2026 (f)(i)	294,675	279,941
McGraw-Hill Global Education Holdings LLC
5.000% (3 Month U.S.
LIBOR + 4.000%), 5/4/2022 (f)(i)	91,735	89,614
Refinitiv U.S. Holdings, Inc.
3.396% (1 Month U.S.
LIBOR + 3.250%), 10/1/2025 (f)(i)	148,724	148,662
RentPath LLC
8.000% (3 Month U.S.
LIBOR + 4.750%), 12/17/2021 (f)(i)(k)	473,000	230,588
8.000% (1 Month U.S.
LIBOR + 7.000%), 12/14/2025 (f)(i)	22,094	20,658
Watts Guerra LLP
8.000%, 12/31/2022 (g)	328,000	328,000
TOTAL BANK LOANS (Cost $1,795,319)		1,544,180

CONVERTIBLE BONDS — 1.83% (d)(f)
Macquarie Infrastructure Corporation
2.000%, 10/1/2023	182,000	181,545
TOTAL CONVERTIBLE BONDS
(Cost $178,461)		181,545

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Principal
	Amount	Value
CORPORATE BONDS — 35.09% (f)
APX Group, Inc.
7.875%, 12/1/2022 (d)	$383,000	$384,676
Bombardier, Inc.
6.125%, 1/15/2023 (b)(d)(h)	131,000	128,184
7.875%, 4/15/2027 (b)(d)(h)	255,000	234,847
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (d)(h)	227,000	242,464
EIG Investors Corporation
10.875%, 2/1/2024	58,000	60,182
Genesis Energy LP /
Genesis Energy Finance Corporation
5.625%, 6/15/2024 (d)	173,000	168,567
Gogo Intermediate Holdings LLC /
Gogo Finance Company, Inc.
9.875%, 5/1/2024 (d)(h)	360,000	386,141
Ingram Micro, Inc.
5.450%, 12/15/2024 (d)	227,000	261,328
Navistar International Corporation
6.625%, 11/1/2025 (d)(h)	212,000	222,367
Nielsen Finance LLC /
Nielsen Finance Company
5.000%, 4/15/2022 (d)(h)	117,000	117,425
Parsley Energy LLC /
Parsley Finance Corporation
5.250%, 8/15/2025 (h)	63,000	65,772
5.625%, 10/15/2027 (d)(h)	91,000	99,736
Refinitiv U.S. Holdings, Inc.
6.250%, 5/15/2026 (h)	68,000	72,718
8.250%, 11/15/2026 (d)(h)	281,000	306,993
Stars Group Holdings BV /
Stars Group US Co-Borrower LLC
7.000%, 7/15/2026 (b)(d)(h)	294,000	309,986
WPX Energy, Inc.
5.875%, 6/15/2028 (d)	379,000	413,603
TOTAL CORPORATE BONDS
(Cost $3,346,382)		3,474,989

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

	Shares	Value
ESCROW NOTES — 5.01% (a)(f)
Altaba, Inc.	34,068	$495,973
TOTAL ESCROW NOTES (Cost $453,026)		495,973

SHORT-TERM INVESTMENTS — 3.96%

MONEY MARKET FUNDS — 3.96% (c)
Goldman Sachs Government Fund,
Institutional Share Class, 0.03%	391,849	391,849
TOTAL SHORT-TERM INVESTMENTS
(Cost $391,849)		391,849
TOTAL LONG INVESTMENTS
(Cost $9,046,380) — 103.43%		10,242,284

SHORT INVESTMENTS — (11.22)%

COMMON STOCKS — (8.53)%

AUTO PARTS & EQUIPMENT — (8.53)%
QuantumScape Corporation	(10,000)	(844,500)
TOTAL COMMON STOCKS
(Proceeds $207,186)		(844,500)

	Principal
	Amount
CORPORATE BONDS — (2.69)% (f)
Devon Energy Corporation
5.850%, 12/25/2025	$(227,000)	(266,915)
TOTAL CORPORATE BONDS
(Proceeds $253,666)		(266,915)
TOTAL SHORT INVESTMENTS
(Proceeds $460,852) — (11.22)%		(1,111,415)
TOTAL NET INVESTMENTS
(Cost $8,585,528) — 92.21%		9,130,869
OTHER ASSETS IN
EXCESS OF LIABILITIES — 7.79%		771,660
TOTAL NET ASSETS — 100.00%		$9,902,529

LIBOR – London Interbank Offered Rate
plc – Public Limited Company
(a)	Non-income producing security.
(b)	Foreign Security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2020.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

(d)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, and swap contracts.
(e)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2020, these securities represent 22.06% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2020.
(j)	This security is held in connection with a written option contract.
(k)	Default or other conditions exist and the security is not presently accruing income.
(l)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued in accordance with the Fund’s pricing procedures (please see Note 2 in the Notes to the Financial Statements for more information). As of December 31, 2020, this common stock had a cost of $170,000 and its market value represented 13.03% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Fund Services.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2020

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
Gores Holdings IV, Inc. Class A
Expiration: January 2021,
Exercise Price: $12.50	(19)	$(24,947)	$(2,850)
			(2,850)
TOTAL WRITTEN OPTIONS
(Premiums received $930)			$(2,850)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
LONG TOTAL RETURN SWAP CONTRACTS
GS	Ajax I Class A	12/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	12,246	$153,075	$(1,118)
GS	Artius Acquisition,
	Inc. Class A	9/28/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	18,901	198,083	14,286
JPM	BlackRock Floating
	Rate Income
	Strategies Fund, Inc.	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	5,543	64,383	2,734
GS	BlackRock MuniYield
	Quality Fund III, Inc.	3/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	6,882	76,750	22,659
JPM	BlackRock MuniYield
	Quality Fund III, Inc.	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	672	8,978	731
GS	BowX Acquisition
	Corporation	9/30/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	15,600	160,056	6,801
GS	Bridgetown Holdings
	Limited Class A	12/17/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	6,641	88,657	14,128
GS	Broadmark Realty
	Capital, Inc.	1/16/21	Pay	0.600% + 1 Month U.S. LIBOR	Monthly	18,866	230,890	(38,504)
GS	CC Neuberger Principal
	Holdings I Class A	9/1/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	13,892	141,143	9,391
GS	CC Neuberger Principal
	Holdings II Class A	12/17/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	16,440	169,168	1,775
GS	dMY Technology
	Group, Inc. II Class A	12/17/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	4,773	68,158	15,785
GS	E.Merge Technology
	Acquisition
	Corporation Class A	9/30/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	15,700	158,256	9,043

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
JPM	Eaton Vance
	Floating-Rate
	Income Trust	7/20/21	Pay	0.534% + 1 Month U.S. LIBOR	Quarterly	7,491	$94,766	$3,800
JPM	Eaton Vance Senior
	Floating-Rate
	Income Trust	7/20/21	Pay	0.847% + 1 Month U.S. LIBOR	Quarterly	1,819	20,646	2,500
JPM	First Trust Senior
	Floating Rate
	Income Fund II	7/20/21	Pay	0.800% + 1 Month U.S. LIBOR	Quarterly	3,374	36,304	2,885
GS	Foley Trasimen
	Acquisition
	Corporation Class A	6/10/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	14,643	154,044	20,142
GS	Fusion Acquisition
	Corporation Class A	9/10/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	7,562	74,183	11,238
GS	GMAC Capital Trust I	2/19/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	8,875	233,235	6,788
GS	Gores Holdings
	IV, Inc. Class A	6/22/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	4,195	41,950	13,113
GS	HighCape Capital
	Acquisition Corporation	9/28/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	28,193	285,595	5,245
GS	Hudson Executive
	Investment Corporation
	Class A	6/10/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	18,937	195,051	20,751
GS	Invesco Dynamic Credit
	Opportunities Fund	12/22/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	765	7,968	246
GS	Invesco Municipal
	Opportunity Trust	2/19/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	835	9,631	1,071
JPM	Invesco Municipal
	Opportunity Trust	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	1,107	13,439	750
The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
JPM	Invesco Senior
	Income Trust	7/20/21	Pay	0.714% + 1 Month U.S. LIBOR	Quarterly	21,152	$75,858	$8,300
JPM	Invesco Value Municipal
	Income Trust	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	923	13,651	791
GS	Juniper Industrial
	Holdings, Inc. Class A	9/15/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	4,552	46,248	2,486
GS	Merida Merger
	Corporation I	9/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	5,915	58,145	2,165
JPM	Nuveen AMT-Free
	Municipal Credit
	Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	1,582	24,727	1,814
JPM	Nuveen AMT-Free
	Quality Municipal
	Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	1,229	17,562	992
GS	Nuveen AMT-Free
	Quality Municipal
	Income Fund	3/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	17,513	228,742	35,608
JPM	Nuveen California
	Quality Municipal
	Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	1,701	24,869	913
JPM	Nuveen Intermediate
	Duration Municipal
	Term Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	12,489	166,416	6,896
JPM	Nuveen Municipal
	Credit Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	4,117	62,126	4,227
GS	Nuveen New Jersey
	Quality Municipal
	Income Fund	3/11/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	712	9,578	650

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
JPM	Nuveen New York
	AMT-Free Quality
	Municipal Income Fund	7/20/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	654	$8,574	$273
GS	Nuveen New York
	AMT-Free Quality
	Municipal Income Fund	3/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	6,880	78,367	14,685
GS	Oaktree Acquisition
	Corporation Class A	9/15/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	3,123	34,509	11,072
GS	Pershing Square
	Tontine Holdings
	Ltd. Class A	9/15/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	4,941	110,678	26,239
GS	QELL Acquisition
	Corporation	10/28/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	24,900	248,751	81,057
GS	Qurate Retail, Inc.	9/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	3,220	300,864	17,796
GS	Scion Tech Growth I	12/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	18,827	193,918	356
GS	SCVX Corporation	9/24/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	4,974	50,364	848
JPM	SLM Corporation,
	4.311%, Series B	7/20/21	Pay	1.100% + 1 Month U.S. LIBOR	Quarterly	2,007	65,228	41,105
GS	Social Capital
	Hedosophia Holdings
	Corporation III Class A	9/10/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	5,800	64,960	32,281
GS	Tortoise Acquisition
	Corporation II	10/28/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	11,473	117,541	11,825
GS	Trebia Acquisition
	Corporation Class A	6/29/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	14,822	155,186	16,097
JPM	Voya Prime Rate Trust	12/24/21	Pay	0.300% + 1 Month U.S. LIBOR	Quarterly	1,895	8,524	(54)
GS	Voya Prime Rate Trust	12/22/21	Pay	1.100% + 1 Month U.S. LIBOR	Monthly	5,705	25,612	(117)
GS	Whole Earth Brands, Inc.	6/26/21	Pay	0.500% + 1 Month U.S. LIBOR	Monthly	4,783	39,512	12,612

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts*
December 31, 2020

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)**
SHORT TOTAL RETURN SWAP CONTRACTS
GS	QuantumScape
	Corporation	11/30/21	Pay	(325.000)% + U.S. Federal Funds	Monthly	(2,500)	$(123,215)	$(116,810)
$360,347

GS – Goldman Sachs & Co.
JPM – JPMorgan Chase & Co., Inc.
LIBOR – London Interbank Offered Rate
U.S. Federal Funds – U.S. Federal Funds Effective Rate
*	There were no upfront premiums paid or received for the open swap contracts held.
**	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

		WCM	WCM
		Alternatives:	Alternatives:
	The Merger	Event-Driven	Credit Event
	Fund	Fund	Fund
ASSETS:
Investments in unaffiliated issuers, at value
(Cost $3,128,652,942, $199,483,284,
and $9,046,380, respectively)*	$3,312,175,598	$213,533,491	$10,242,284
Investments in affiliated issuers, at value
(Cost $29,483,605, $—,
and $—, respectively) (Note 9)	30,747,809	—	—
Investment of cash collateral from securities
loaned (Cost $38,662,778,
$—, and $—, respectively)	38,662,778	—	—
Deposits at brokers for securities sold short	195,223,296	11,863,677	1,111,893
Deposit at brokers for other investments	320,505,551	45,733,514	—
Receivable for swap contracts	—	4,935,945	360,347
Receivable for fund shares issued	49,871,675	1,179,812	22,244
Receivable for investments sold	18,360,550	7,910,901	127,237
Dividends and interest receivable	4,474,088	575,959	61,374
Receivable for securities
lending income (Note 8)	17,810	—	—
Receivable from investment advisor	—	—	4,145
Prepaid expenses and other receivables	80,985	36,884	25,284
Total Assets	3,970,120,140	285,770,183	11,954,808
LIABILITIES:
Securities sold short, at value
(Proceeds of $198,526,531, $13,137,976,
and $460,852, respectively)	202,204,273	13,574,347	1,111,415
Written option contracts, at value
(Premiums received $5,561,867,
$5,591,233, and $930, respectively)	5,678,649	7,359,692	2,850
Payable for forward currency
exchange contracts	8,985,759	1,148,730	—
Payable for swap contracts	54,766,638	—	—
Payable for collateral received
on securities loaned (Note 8)	38,662,778	—	—
Payable to brokers	—	—	650,873
Payable for investments sold	23,329,415	3,045,031	88,419
Payable to the investment adviser	2,932,353	266,250	—
Payable for fund shares redeemed	2,646,617	25,634	—
Distribution fees payable	225,465	5,564	16
Dividends and interest payable	133,257	30,011	1,106
Accrued expenses and other liabilities	898,194	151,828	197,600
Total Liabilities	340,463,398	25,607,087	2,052,279
NET ASSETS	$3,629,656,742	$260,163,096	$9,902,529

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES (continued)
December 31, 2020

		WCM	WCM
		Alternatives:	Alternatives:
	The Merger	Event-Driven	Credit Event
	Fund	Fund	Fund
NET ASSETS CONSISTS OF:
Paid-in capital	$3,493,845,108	$240,656,674	$8,692,906
Distributable earnings	135,811,634	19,506,422	1,209,623
Total Net Assets	$3,629,656,742	$260,163,096	$9,902,529
Investor Class
Net assets	$920,287,072	$23,298,478	$78,463
Shares outstanding	52,809,744	2,061,025	6,542
Net asset value and
offering price per share**	$17.43	$11.30	$11.99
Institutional Class
Net assets	$2,709,369,670	$236,864,618	$9,824,066
Shares outstanding	156,175,732	20,835,560	825,184
Net asset value and
offering price per share**	$17.35	$11.37	$11.91

*	Includes securities on loan for The Merger Fund with a value of $37,664,058 at December 31, 2020.
**	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2020

		WCM	WCM
		Alternatives:	Alternatives:
	The Merger	Event-Driven	Credit Event
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income on unaffiliated long
positions (net of foreign withholding taxes
of $1,388, $89, and $—, respectively)	$27,695,477	$1,685,289	$10,305
Interest	13,267,995	2,486,763	310,471
Securities lending income, net (Note 8)	250,254	—	—
Total investment income	41,213,726	4,172,052	320,776
EXPENSES:
Investment advisory fees	32,544,612	2,772,523	76,175
Distribution fees (Investor Class)	2,287,015	51,055	490
Sub transfer agent fees (Institutional Class)	1,963,728	207,094	4,409
Sub transfer agent fees (Investor Class)	1,141,071	23,500	231
Administration fees	1,043,852	67,940	16,836
Professional fees	780,232	125,455	54,678
Transfer agent and
shareholder servicing agent fees	463,288	19,406	1,942
Fund accounting expenses	332,252	56,115	7,009
Custody fees	320,992	53,549	7,424
Reports to shareholders	268,788	32,470	1,849
Trustees’ fees and expenses	240,204	31,349	15,038
Compliance fees	198,226	13,469	370
Miscellaneous expenses	159,777	22,851	9,214
Federal and state registration fees	162,410	52,475	43,336
Borrowing expenses on securities sold short	309,905	155,795	171,504
Dividends and interest on securities sold short	243,439	226,667	3,985
Interest on reverse repurchase agreements	—	—	532
Total expenses before expense
waiver/reimbursement by adviser	42,459,791	3,911,713	415,022
Expense waived/reimbursed
by adviser (Note 3)	(878,123)	—	(113,584)
Net expenses	41,581,668	3,911,713	301,438
NET INVESTMENT INCOME (LOSS)	$(367,942)	$260,339	$19,338

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2020

		WCM	WCM
		Alternatives:	Alternatives:
	The Merger	Event-Driven	Credit Event
	Fund	Fund	Fund
REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments in unaffiliated issuers	$145,150,243	$2,662,734	$371,776
Securities sold short	29,394,454	4,922,279	(24,122)
Written option contracts expired or closed	(1,935,823)	496,073	—
Forward currency exchange contracts	(14,593,059)	(1,589,481)	—
Swap contracts	22,348,081	(122,100)	61,010
Foreign currency transactions	(32,399)	(3,344)	—
Net realized gain	180,331,497	6,366,161	408,664
Change in unrealized
appreciation (depreciation) on:
Investments in unaffiliated issuers	25,296,727	6,946,951	1,076,996
Investments in affiliated issuers (Note 9)	1,264,204	—	—
Securities sold short	(2,399,464)	(1,971)	(648,203)
Written option contracts	9,231,289	(1,452,833)	(1,920)
Forward currency exchange contracts	(6,487,562)	(872,781)	—
Swap contracts	(43,160,819)	3,306,257	371,384
Foreign currency translation	—	(22)	—
Net change in unrealized
appreciation (depreciation)	(16,255,625)	7,925,601	798,257
NET REALIZED AND CHANGE IN UNREALIZED
GAIN ON INVESTMENTS	164,075,872	14,291,762	1,206,921
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$163,707,930	$14,552,101	$1,226,259

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Net investment income (loss)	$(367,942)	$21,065,840
Net realized gain on investments, securities
sold short, written option contracts
expired or closed, forward currency
exchange contracts, swap contracts,
and foreign currency transactions	180,331,497	2,260,648
Net change in unrealized appreciation
(depreciation) on investments, securities
sold short, written option contracts,
forward currency exchange contracts
and swap contracts	(16,255,625)	158,706,213
Net increase in net assets
resulting from operations	163,707,930	182,032,701

Investor Class – Distributions to
shareholders from: (Note 5)
Total dividends and distributions to
shareholders – Investor Class	(29,676,187)	(13,594,494)

Institutional Class – Distributions to
shareholders from: (Note 5)
Total dividends and distributions to
shareholders – Institutional Class	(94,593,221)	(28,505,531)

Net increase in net assets from
capital share transactions (Note 4)	397,859,507	291,074,931
Net increase in net assets	437,298,029	431,007,607

NET ASSETS:
Beginning of year	3,192,358,713	2,761,351,106
End of year	$3,629,656,742	$3,192,358,713

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Net investment income	$260,339	$932,003
Net realized gain on investments,
securities sold short, written option
contracts expired or closed, forward currency
exchange contracts, swap contracts,
and foreign currency transactions	6,366,161	10,397,501
Net change in unrealized appreciation
on investments, securities sold short,
written option contracts, forward currency
exchange contracts, swap contracts,
and foreign currency translation	7,925,601	7,714,203
Net increase in net assets
resulting from operations	14,552,101	19,043,707

Investor Class – Distributions to
shareholders from: (Note 5)
Total dividends and distributions to
shareholders – Investor Class	(721,079)	(404,640)

Institutional Class – Distributions to
shareholders from: (Note 5)
Total dividends and distributions to
shareholders – Institutional Class	(7,240,314)	(4,526,978)

Net increase in net assets from
capital share transactions (Note 4)	34,968,628	59,257,900
Net increase in net assets	41,559,336	73,369,989

NET ASSETS:
Beginning of year	218,603,760	145,233,771
End of year	$260,163,096	$218,603,760

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Net investment income	$19,338	$83,113
Net realized gain on investments,
securities sold short, and swap contracts	408,664	157,709
Net change in unrealized appreciation on
investments, securities sold short, written
option contracts, and swap contracts	798,257	245,567
Net increase in net assets
resulting from operations	1,226,259	486,389

Investor Class – Distributions to
shareholders from: (Note 5)
Total dividends and distributions to
shareholders – Investor Class	(703)	(13,453)

Institutional Class – Distributions to
shareholders from: (Note 5)
Total dividends and distributions to
shareholders – Institutional Class	(173,397)	(135,910)

Net increase in net assets from
capital share transactions (Note 4)	3,689,315	1,041,763
Net increase in net assets	4,741,474	1,378,789

NET ASSETS:
Beginning of year	5,161,055	3,782,266
End of year	$9,902,529	$5,161,055

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$17.10	$16.30	$15.83	$15.56	$15.25
Income from investment operations:
Net investment
income (loss)(1)(2)	0.01	0.14	0.23	0.10	(0.04)
Net realized and unrealized
gain on investments	0.87	0.89	1.03	0.33	0.49
Total from
investment operations	0.88	1.03	1.26	0.43	0.45
Less distributions:
From net investment income	(0.18)	(0.05)	(0.23)	(0.16)	(0.14)
From net realized gains	(0.45)	(0.18)	(0.56)	—	—
Total dividends and distributions	(0.63)	(0.23)	(0.79)	(0.16)	(0.14)
Net Asset Value, end of year	$17.35	$17.10	$16.30	$15.83	$15.56
Total Return	5.15%	6.32%	7.98%	2.74%	2.94%

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Institutional Class

	Year Ended December 31,
	2020	2019		2018	2017	2016
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,709,370	$2,161,001		$1,496,116	$1,152,718	$1,377,041
Ratio of gross expenses
to average net assets:
Before expense reimbursement	1.22%	1.74	%(4)	1.64%	1.55%	1.70%
After expense reimbursement	1.20%	1.72	%(4)	1.61%	1.48%	1.59%
Ratio of dividends and interest on
short positions and borrowing
expense on securities sold short
to average net assets	0.02%	0.53	%(4)	0.41%	0.37%	0.52%
Ratio of operating expenses
to average net assets excluding
dividends and interest on short
positions and borrowing expense
on securities sold short
(after expense reimbursement)	1.18%	1.19	%(5)	1.20%	1.11%	1.07%
Ratio of net investment income (loss)
to average net assets	0.07%	0.81%		1.38%	0.66%	(0.27)%
Portfolio turnover rate(3)	188%	167%		155%	166%	182%

(1)
Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 was $0.02, $0.22, $0.29, $0.16 and $0.04, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Investor Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$17.17	$16.42	$15.94	$15.66	$15.31
Income from investment operations:
Net investment
income (loss)(1)(2)	(0.04)	0.09	0.18	0.05	(0.09)
Net realized and unrealized
gain on investments	0.88	0.89	1.05	0.32	0.49
Total from investment operations	0.84	0.98	1.23	0.37	0.40
Less distributions:
From net investment income	(0.13)	(0.05)	(0.19)	(0.09)	(0.05)
From net realized gains	(0.45)	(0.18)	(0.56)	—	—
Total dividends and distributions	(0.58)	(0.23)	(0.75)	(0.09)	(0.05)
Net Asset Value, end of year	$17.43	$17.17	$16.42	$15.94	$15.66
Total Return	4.87%	5.96%	7.68%	2.39%	2.61%

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Investor Class

	Year Ended December 31,
	2020	2019		2018	2017	2016
Supplemental data and ratios:
Net assets, end of year (in millions)	$920	$1,031		$1,265	$1,162	$1,540
Ratio of gross expenses
to average net assets:
Before expense waiver	1.51%	2.03	%(4)	1.94%	1.87%	2.03%
After expense waiver	1.49%	2.01	%(4)	1.91%	1.80%	1.92%
Ratio of dividends and interest on
short positions and borrowing
expense on securities sold short
to average net assets	0.02%	0.53	%(4)	0.41%	0.37%	0.52%
Ratio of operating expenses
to average net assets excluding
dividends and interest on short
positions and borrowing expense
on securities sold short	1.47%	1.48	%(5)	1.50%	1.43%	1.40%
Ratio of net investment income (loss)
to average net assets	(0.22)%	0.52%		1.08%	0.34%	(0.60)%
Portfolio turnover rate(3)	188%	167%		155%	166%	182%

(1)
Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 was $(0.04), $0.18, $0.25, $0.11 and $(0.01), respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$11.01	$10.14	$10.17	$9.81	$9.62
Income from investment operations:
Net investment
income (loss)(1)(2)	0.01	0.06	0.14	0.00 (6)	(0.04)
Net realized and unrealized
gain on investments	0.71	1.06	0.39	0.46	0.31
Total from investment operations	0.72	1.12	0.53	0.46	0.27
Less distributions:
From net investment income	(0.10)	(0.17)	(0.43)	—	(0.08)
From net realized gains	(0.26)	(0.08)	(0.13)	(0.10)	—
Total dividends and distributions	(0.36)	(0.25)	(0.56)	(0.10)	(0.08)
Net Asset Value, end of year	$11.37	$11.01	$10.14	$10.17	$9.81
Total Return	6.55%	11.13%	5.27%	4.72%	2.86%

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS (continued)

Institutional Class

	Year Ended December 31,
	2020	2019		2018	2017	2016
Supplemental data and ratios:
Net assets, end of year (000’s)	$236,865	$199,251		$134,923	$94,031	$112,947
Ratio of gross expenses
to average net assets:
Before expense
reimbursement/recoupment	1.74%	2.10	%(4)	2.19%	2.20%	2.37%
After expense
reimbursement/recoupment	1.74%	2.10	%(4)	2.20%	2.24%	2.36%
Ratio of dividends and interest on
short positions and borrowing
expense on securities sold short
to average net assets	0.17%	0.49	%(4)	0.46%	0.50%	0.62%
Ratio of operating expenses to
average net assets excluding
dividends and interest on short
positions and borrowing expense
on securities sold short
(after expense
reimbursement/recoupment)	1.57%	1.61	%(5)	1.74%	1.74%	1.74%
Ratio of net investment income (loss)
to average net assets	0.14%	0.52%		1.34%	(0.02)%	(0.46)%
Portfolio turnover rate(3)	320%	238%		230%	283%	217%

(1)
Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 was $0.03, $0.11, $0.19, $0.05 and $0.02, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
(6)	Amount calculated is less than $(0.005).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class

					For the
					Period from
					March 22, 2017^
	Year Ended December 31,				through
					December 31,
	2020	2019		2018	2017
Per Share Data:
Net asset value, beginning of period	$10.97	$10.12		$10.16	$9.89
Income from investment operations:
Net investment income (loss)(1)(2)	(0.01)	0.03		0.11	(0.01)
Net realized and unrealized
gain on investments	0.70	1.05		0.39	0.38
Total from investment operations	0.69	1.08		0.50	0.37
Less distributions:
From net investment income	(0.10)	(0.15)		(0.41)	—
From net realized gains	(0.26)	(0.08)		(0.13)	(0.10)
Total dividends and distributions	(0.36)	(0.23)		(0.54)	(0.10)
Net Asset Value, end of period	$11.30	$10.97		$10.12	$10.16
Total Return	6.30%	10.73%		4.95%	3.77	%(3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$23,298	$19,352		$10,311	$5,558
Ratio of gross expenses
to average net assets:
Before expense recoupment	1.99%	2.35	%(6)	2.44%	2.52	%(4)
After expense recoupment	1.99%	2.35	%(6)	2.45%	2.54	%(4)
Ratio of dividends and interest on short
positions and borrowing expense on
securities sold short to average net assets	0.17%	0.49	%(6)	0.46%	0.55	%(4)
Ratio of operating expenses to average
net assets excluding dividends and
interest on short positions and borrowing
expense on securities sold short
(after expense recoupment)	1.82%	1.86	%(7)	1.99%	1.99	%(4)
Ratio of net investment income (loss)
to average net assets	(0.11)%	0.27%		1.09%	(0.17	)%(4)
Portfolio turnover rate(5)	320%	238%		230%	283	%(3)

(1)
Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the periods ended December 31, 2020, 2019, 2018 and 2017 was $0.01, $0.08, $0.16 and $0.03, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

(6)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(7)	The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Institutional Class

	Year Ended December 31,
	2020		2019	2018
Per Share Data:
Net asset value, beginning of year	$10.46		$9.55	$10.00
Income from investment operations:
Net investment income(1)(2)	0.03		0.21	0.14
Net realized and unrealized
gains (loss) on investments	1.63		1.02	(0.43)
Total from investment operations	1.66		1.23	(0.29)
Less distributions:
From net investment income	(0.13)		(0.28)	(0.16)
From net realized gains	(0.08)		(0.04)	—
Total dividends and distributions	(0.21)		(0.32)	(0.16)
Net Asset Value, end of year	$11.91		$10.46	$9.55
Total Return	15.89	%(4)	12.87%	(2.93)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$9,824		$4,698	$3,744
Ratio of gross expenses to average net assets:
Before expense reimbursement	5.44%		5.38%	6.24%
After expense reimbursement	3.95%		1.88%	1.73%
Ratio of borrowing expense on securities sold short and
interest on securities sold short and reverse repurchase
agreements to average net assets	2.31%		0.24%	0.09%
Ratio of operating expenses to average net assets
excluding borrowing expense on securities sold short
and interest on securities sold short and reverse
repurchase agreements (after expense reimbursement)	1.64%		1.64%	1.64%
Ratio of net investment income to average net assets	0.26%		2.02%	1.44%
Portfolio turnover rate(3)	208%		106%	192%

(1)
Net investment income before borrowing expense on securities on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2020, 2019 and 2018 was $0.26, $0.23 and $0.15, respectively.

(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, swap contracts, short positions and reverse repurchase agreements).  The denominator includes the average long positions throughout the year.

(4)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Investor Class

	Year Ended December 31,
	2020		2019	2018
Per Share Data:
Net asset value, beginning of year	$10.43		$9.54	$10.00
Income from investment operations:
Net investment income(1)(2)	—	(4)	0.19	0.12
Net realized and unrealized
gain (loss) on investments	1.67		1.01	(0.44)
Total from investment operations	1.67		1.20	(0.32)
Less distributions:
From net investment income	(0.03)		(0.27)	(0.14)
From net realized gains	(0.08)		(0.04)	—
Total dividends and distributions	(0.11)		(0.31)	(0.14)
Net Asset Value, end of year	$11.99		$10.43	$9.54
Total Return	15.99	%(5)	12.60%	(3.23)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$78		$463	$38
Ratio of gross expenses to average net assets:
Before expense reimbursement	5.69%		5.63%	6.56%
After expense reimbursement	4.20%		2.13%	1.98%
Ratio of borrowing expense on securities sold short and
interest on securities sold short and reverse repurchase
agreements to average net assets	2.31%		0.24%	0.09%
Ratio of operating expenses to average net assets
excluding borrowing expense on securities sold short
and interest on securities sold short and reverse
repurchase agreements (after expense reimbursement)	1.89%		1.89%	1.89%
Ratio of net investment income to average net assets	0.01%		1.77%	1.19%
Portfolio turnover rate(3)	208%		106%	192%

(1)
Net investment income before borrowing expense on securities on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2020, 2019 and 2018 was $0.23, $0.21 and $0.13, respectively.

(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, swap contracts, short positions and reverse repurchase agreements).  The denominator includes the average long positions throughout the year.

(4)	Amount calculated is less than $0.005.
(5)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2020

Note 1 — ORGANIZATION
The Merger Fund (“TMF”) is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TMF was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, TMF’s fundamental investment policies were amended to permit TMF to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became TMF’s investment adviser, and TMF began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became TMF’s investment adviser. Therefore, the performance information included for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, TMF’s current portfolio managers, have served as co-portfolio managers of TMF since January 2007. The Investor Class inception date was January 31, 1989, and the Institutional Class inception date was August 1, 2013. The investment objective of TMF is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. At December 31, 2020, 85.1% of the shares outstanding of TMF’s Investor Class were owned by 6 omnibus accounts. At December 31, 2020, 75.9% of the shares outstanding of TMF’s Institutional Class were owned by 6 omnibus accounts.

Westchester Capital Funds (“WCF”) is an open-end series management investment company organized under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act. WCM Alternatives: Event-Driven Fund (“EDF”), the first series within WCF, is a no-load, open-end, diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class inception date was January 2, 2014. The Investor Class inception date was March 22, 2017. The investment objective of EDF is to seek to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. WCM Alternatives: Credit Event Fund (“CEF”), the second series within WCF, is a no-load, open-end, non-diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class and Investor Class inception date was December 29, 2017. The investment objective of CEF is to seek attractive risk-adjusted returns independent of market cycles.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 1 — ORGANIZATION (continued)
Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. At December 31, 2020, 90.0% of the shares outstanding of EDF’s Investor Class were owned by 3 omnibus accounts. At December 31, 2020, 98.0% of the shares outstanding of EDF’s Institutional Class were owned by 3 omnibus accounts. At December 31, 2020, 51.1% and 31.3% of the shares outstanding of CEF’s Investor Class were owned by 3 omnibus accounts and by affiliates of the Adviser, respectively. At December 31, 2020, 70.9% and 15.5% of the shares outstanding of CEF’s Institutional Class were owned by 3 omnibus accounts and by affiliates of the Adviser, respectively. At December 31, 2020, 16.1% and 51.5% of the shares outstanding of CEF’s Investor Class and CEF’s Institutional Class, respectively, were owned by affiliates of the Adviser through omnibus accounts or were directly held.

Each class of shares of TMF, EDF and CEF (each a “Fund” and together, the “Funds”) has different eligibility and minimum investment requirements. The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Boards of Trustees of the Funds (the “Board of Trustees” or “Trustees”) in such manner as the Trustees determine. Shares of classes may have different voting rights, such as (i) when required by the 1940 Act, or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments of a Fund are allocated to each class of a Fund based on its relative net assets.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
A.	Investment Valuation
Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price. Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. These securities are classified as Level 2 investments.

Investments in Special Purpose Acquisition Companies, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. These securities are classified as Level 1 investments. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. These securities are classified as Level 2 investments.

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices. Notwithstanding the above, options that trade principally on a European exchange are typically valued at the “settlement price” as reported by the exchange on which the option principally trades. If the settlement price for a European exchange-traded option is unreliable or unavailable, the option will generally be valued at the last reported sale price. When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price. On the stipulated expiration

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
date, expiring options will be priced at intrinsic value. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange and/or are fair valued in accordance with the Fund’s pricing procedures are classified as Level 2 investments.

Investments in registered open-end investment companies, including Money Market Funds, are typically valued at their reported net asset value (“NAV”) per share. These securities are generally classified as Level 1 investments.

Forward currency contracts are valued at bid prices calculated using an “interpolation” methodology that incorporates foreign-exchange prices for standard forward-settlement periods. These securities are generally classified as Level 2.

In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Funds. The credit quality of the swap’s counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position. These securities are generally classified as Level 2 investments.

Due to the short-term nature of the reverse repurchase agreements, amortized cost approximates fair value. These securities are generally classified as Level 2 investments. During the reporting period ended December 31, 2020, CEF held reverse repurchase agreements (during the months of January and February) which had an average value of $202,510 at a daily weighted average interest rate of 2.10%. At December 31, 2020, the Funds had no open reverse repurchase agreements.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value. For example, the Funds may fair value a security that primarily trades on an exchange that closes before the New York Stock Exchange (“NYSE”) if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes. Fair valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
These securities are generally classified as Level 2 or 3 depending on the inputs as described below.

The Funds have performed analyses of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —
Significant unobservable inputs are those inputs that reflect the applicable Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Funds as of December 31, 2020. These assets and liabilities are measured on a recurring basis.

The Merger Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,787,999,316	$133,387,053	$33,291,832	$1,954,678,201
Special Purpose
Acquisition Companies	405,985,604	1,858,966	—	407,844,570
Private Investment
in Public Equity	—	—	14,122,852	14,122,852
Preferred Stocks	—	3,442,028	—	3,442,028
Contingent Value Rights	—	3,612,125	—	3,612,125
Rights	312,736	—	—	312,736
Warrants	13,137,403	—	184,100	13,321,503
Bank Loans	—	53,865,364	17,966,000	71,831,364
Convertible Bonds	—	7,544,113	—	7,544,113
Corporate Bonds	—	171,606,696	—	171,606,696
Purchased Option Contracts	2,041,855	—	—	2,041,855
Escrow Notes	—	191,372,993	—	191,372,993
Short-Term Investments	501,192,371	—	—	501,192,371
Investments Purchased
with the Cash Proceeds
from Securities Lending***	—	—	—	38,662,778
Total	$2,710,669,285	$566,689,338	$65,564,784	$3,381,586,185

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
The Merger Fund (continued)

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Liabilities
Short Common Stocks*	$(192,351,924)	$—	$—	$(192,351,924)
Short Corporate Bonds	—	(9,852,349)	—	(9,852,349)
Written Option Contracts	(5,678,649)	—	—	(5,678,649)
Forward Currency
Exchange Contracts**	—	(8,985,759)	—	(8,985,759)
Swap Contracts**	—	(54,766,638)	—	(54,766,638)
Total	$(198,030,573)	$(73,604,746)	$—	$(271,635,319)

WCM Alternatives: Event-Driven Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$56,651,363	$—	$3,236,912	$59,888,275
Special Purpose
Acquisition Companies	75,861,362	1,022,490	—	76,883,852
Private Investment
in Public Equity	—	—	5,211,131	5,211,131
Closed-End Funds	7,336,753	—	—	7,336,753
Preferred Stocks	8,609,233	1,144,069	—	9,753,302
Contingent Value Rights	266,062	397,427	—	663,489
Rights	116,686	—	—	116,686
Warrants	1,888,112	—	43,800	1,931,912
Bank Loans	—	9,799,544	1,191,000	10,990,544
Corporate Bonds	—	24,436,513	—	24,436,513
Purchased Option Contracts	655,567	13,195	—	668,762
Escrow Notes	—	15,113,970	—	15,113,970
Short-Term Investments	538,302	—	—	538,302
Swap Contracts**	—	4,935,945	—	4,935,945
Total	$151,923,440	$56,863,153	$9,682,843	$218,469,436

Liabilities
Short Common Stocks*	$(13,574,347)	$—	$—	$(13,574,347)
Written Option Contracts	(6,563,587)	(796,105)	—	(7,359,692)
Forward Currency
Exchange Contracts**	—	(1,148,730)	—	(1,148,730)
Total	$(20,137,934)	$(1,944,835)	$—	$(22,082,769)

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
WCM Alternatives: Credit Event Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Special Purpose
Acquisition Companies	$2,350,892	$—	$—	$2,350,892
Closed-End Funds	12,066	—	—	12,066
Private Investment in Public Equity	—	—	1,292,085	1,292,085
Preferred Stocks	151,439	248,984	—	400,423
Warrants	98,282	—	—	98,282
Bank Loans	—	1,216,180	328,000	1,544,180
Convertible Bonds	—	181,545	—	181,545
Corporate Bonds	—	3,474,989	—	3,474,989
Escrow Notes	—	495,973	—	495,973
Short-Term Investments	391,849	—	—	391,849
Swap Contracts**	—	360,347	—	360,347
Total	$3,004,528	$5,978,018	$1,620,085	$10,602,631

Liabilities
Short Common Stocks*	$(844,500)	$—	$—	$(844,500)
Short Corporate Bonds	—	(266,915)	—	(266,915)
Written Option Contracts	(2,850)	—	—	(2,850)
Total	$(847,350)	$(266,915)	$—	$(1,114,265)

*	Please refer to the Schedules of Investments to view long/short common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by counterparty.
***
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statement of Assets and Liabilities. See footnote (o) for additional information regarding securities lending activity.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and ask prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by using broker quotes or such other pricing sources or data as are permitted by the Funds’ pricing procedures. At December 31, 2020, the value of these securities held by TMF, EDF and CEF were $65,564,784, $9,682,843 and $1,620,085, respectively. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored by the Valuation Group on an ongoing basis.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The Merger Fund

		Private
		Investment
	Common	in Public			Bank	Escrow	Total
Description	Stocks	Equity	Warrants		Loans	Notes	Investment
Balance as of
December 31, 2019	$—	$—	$—		$—	$285,983	$285,983
Purchases on Investments	32,640,093	2,709,690	—		17,966,000	—	53,315,783
(Sales) of Investments	—	—	—		—	— *	— *
Realized (Gain) Loss	—	—	—		—	(78,693)	(78,693)
Transfers Into Level 3	—	—	184,100	**	—	—	184,100
(Transfer Out) of Level 3	—	—	—		—	(105,689)	(105,689)
Change in Unrealized
Appreciation (Depreciation)	651,739	11,413,162	—		—	(101,601)	11,963,300
Balance as of
December 31, 2020	$33,291,832	$14,122,852	$184,000		$17,966,000	$—	$65,564,784
Change in unrealized
appreciation (depreciation)
during the year for
Level 3 investments held
at December 31, 2020	$651,739	$11,413,162	$(9,264,986)		$—	$(180,294)	$2,619,621

WCM Alternatives: Event-Driven Fund
		Private
		Investment
	Common	in Public			Bank	Escrow	Total
Description	Stocks	Equity	Warrants		Loans	Notes	Investment
Balance as of
December 31, 2019	$—	$—	$—		$—	$6,636	$6,636
Purchases on Investments	3,167,912	1,229,710	—		1,191,000	—	5,588,622
(Sales) of Investments	—	—	—		—	—	—
Realized (Gain) Loss	—	—	—		—	—	—
Transfers Into Level 3	—	—	43,800	**	—	—	43,800
(Transfer Out) of Level 3	—	—	—		—	(2,452)	(2,452)
Change in Unrealized
Appreciation (Depreciation)	69,000	3,981,421	—		—	(4,184)	4,046,237
Balance as of
December 31, 2020	$3,236,912	$5,211,131	$43,800		$1,191,000	$—	$9,682,843
Change in unrealized
appreciation (depreciation)
during the year for
Level 3 investments held
at December 31, 2020	$69,000	$3,981,421	$(2,193,957)		$—	$(4,184)	$1,852,280

*	Amount less than $0.50.
**	CEC Brands LLC warrant received as a result of a corporate action.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
WCM Alternatives: Credit Event Fund

	Private Investment	Bank	Total
Description	in Public Equity	Loan	Investment
Balance as of December 31, 2019	$—	$—	$—
Purchases on Investments	170,000	328,000	498,000
(Sales) of Investments	—	—	—
Realized (Gain) Loss	—	—	—
Transfers Into Level 3	—	—	—
(Transfer Out) of Level 3	—	—	—
Change in Unrealized Appreciation (Depreciation)	1,122,085	—	1,122,085
Balance as of December 31, 2020	$1,292,085	$328,000	$1,620,085
Change in unrealized appreciation (depreciation) during the
year for Level 3 investments held at December 31, 2020	$1,122,085	$—	$1,122,085

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. The net change in unrealized appreciation (depreciation) on investments related to Level 3 securities held by TMF, EDF and CEF at December 31, 2020 totals $11,963,300, $4,046,237 and $1,122,085, respectively.

Significant unobservable valuation inputs monitored by the Valuation Group under the supervision of the Board of Trustees for restricted securities or material Level 3 investments as of December 31, 2020 for TMF, EDF and CEF are as follows:

The Merger Fund

	Fair Value at		Valuation	Unobservable	Input Values
Description	December 31, 2020		Technique	Input	(Ranges)
Common Stock	$33,291,832		Projected Final	Discount of Projected	0.00% – 0.01%
			Distribution	Distribution
Private Investment	$1,316,009		Market Price	Liquidity Discount	10%
in Public Equity			less Discount
Private Investment	$12,806,843		Market Price	Liquidity Discount	10%
in Public Equity			less Discount
Warrant	$—	*	Projected Final	Value of Final	$0.00 – $0.01
			Exercise Price**	Exercise Price
Warrant	$184,100		Projected Final	Expected Recovery	$0.97
			Exercise Price

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
WCM Alternatives: Event-Driven Fund

	Fair Value at		Valuation	Unobservable	Input Values
Description	December 31, 2020		Technique	Input	(Ranges)
Common Stock	$3,236,912		Projected Final	Discount of Projected	0.00% – 0.01%
			Distribution	Distribution
Private Investment	$840,844		Market Price	Liquidity Discount	10%
in Public Equity			less Discount
Private Investment	$4,370,287		Market Price	Liquidity Discount	10%
in Public Equity			less Discount
Warrant	$—	*	Projected Final	Value of Final	$0.00 – $0.01
			Exercise Price**	Exercise Price
Warrant	$43,800		Projected Final	Expected Recovery	$0.97
			Exercise Price

*	Amount less than $0.50.
**	Based on the evaluation of the likelihood that the warrant is exercised, the security is being priced at zero.

WCM Alternatives: Credit Event Fund

	Fair Value at	Valuation	Unobservable	Input Values
Description	December 31, 2020	Technique	Input	(Ranges)
Private Investment	$1,292,085	Market Price	Liquidity Discount	10%
in Public Equity		less Discount

The table above does not include certain Level 3 investments that are valued by brokers. At December 31, 2020, the net value of these securities for TMF, EDF and CEF were $17,966,000, $1,191,000 and $328,000, respectively. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described herein.

B.	Federal Income Taxes
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid federal excise tax.

The Funds have reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2020, TMF’s and EDF’s open Federal and New York tax years include the tax years ended December 31, 2017 through December 31, 2020. As of December 31, 2020, CEF’s open Federal and New York tax years include

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
the tax years ended December 31, 2018 through December 31, 2020. The Funds have no tax examination in progress.

C.	Transactions with Brokers
The Funds’ deposits at brokers for securities sold short and deposits at brokers for other investments are with two securities dealers. The Funds are required by the brokers to maintain collateral for securities sold short. The receivable from brokers for securities sold short on the Statements of Assets and Liabilities represents the proceeds from securities sold short that is maintained at the broker. The Funds do not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Funds may maintain cash deposits at brokers beyond the receivables for short sales. On the Statement of Assets and Liabilities, these are classified as deposits at brokers for other investments. A Fund may be required by the brokers with which it executes short sales to maintain an additional amount of collateral in a special tri-party custody arrangement for the benefit of the broker.

The Funds’ equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities.

D.	Securities Sold Short
The Funds sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statements of Assets and Liabilities. The Funds will incur losses if the price of the security increases between the date of the short sale and the date on which the Funds purchase the securities to replace the borrowed securities. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Funds are liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Funds are required to pay to the lender any income earned, which is recorded as an expense by the Funds. The Funds segregate liquid assets in an amount

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
equal to the market value of securities sold short, which is reflected in the Schedules of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

E.	Written Option Contracts
The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds write (sell) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Funds realize gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.	Purchased Option Contracts
The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds purchase put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Funds purchase an option contract, an amount equal to the premiums paid is included in the Statements of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Funds. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

G.	Forward Currency Exchange Contracts
The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. TMF and EDF use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward currency exchange contracts obligating the Funds to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 P. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

H.	Equity Swap Contracts
The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. The Funds entered into long and/or short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Funds to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR and/or the U.S. Federal Funds Effective Rate plus an agreed upon spread (refer to the Schedules of Investments for further

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
disclosure of the contracts’ financing rates). A short equity swap contract obligates the Funds to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Funds to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR and/or the U.S. Federal Funds Effective Rate less an agreed upon spread (refer to the Schedules of Investments for further disclosure of the contracts’ financing rates).

The Funds may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Funds to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Funds are also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Funds to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Funds will realize gains or losses upon termination or reset of the contract. The Funds or the Funds’ counterparty, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 P. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Equity swap contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

I.	Reverse Repurchase Agreements
CEF may enter into reverse repurchase agreements. In a reverse repurchase agreement, CEF sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. CEF will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments, at value on the Statements of Assets and

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Liabilities and are noted on CEF’s Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest payable for reverse repurchase agreements on the Statements of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest expense on reverse repurchase agreements on the Statements of Operations. Refer to Note 2 P. for future counterparty risk disclosure.

J.	Distributions to Shareholders
Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of each Fund’s fiscal year.

K.	Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different custody and/or settlement practices or delayed settlements in some foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

L.	Foreign Currency Transactions
The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency, if any, held as cash by the Funds’ custodian is reported separately on the Statements of Assets and Liabilities.

M.	Cash and Cash Equivalents
The Funds consider highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedules of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

N.	Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds have not historically incurred material expenses in respect of those provisions.

O.	Security Transactions, Investment Income and Expenses
Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Funds are informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method utilizing call features. At December 31, 2020, expenses include $309,905, $155,795 and $171,504 of borrowing expenses on securities sold short for TMF, EDF and CEF, respectively. At December 31, 2020, expenses include $243,439, $226,667 and $3,985 of dividends and interest on securities sold short for TMF, EDF and CEF, respectively. At December 31, 2020, expenses included $532 of interest expenses on reverse repurchase agreements for CEF.

P.	Counterparty Risk
The Funds help manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Funds includes the amount of any net unrealized appreciation on

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
the contract. The counterparty risk for equity swaps contracts to the Funds includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. The counterparty risk for reverse repurchase agreements is failure of a counterparty to return the security and any net unrealized appreciation. The Fund may also have difficulty replacing the security the counterparty failed to return. Written and purchased options sold on an exchange expose the Funds to counterparty risk; however, the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

Q.	The Right to Offset
Financial assets and liabilities, as well as cash collateral received by the Funds’ counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statements of Assets and Liabilities when the Funds believe there exists a legally enforceable right to offset the recognized amounts.

R.	Derivatives
The Funds may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Funds’ respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Funds and may produce significant losses. The risk that adverse price movements in a derivative instrument can result in a loss substantially greater than the Funds' initial investment in that instrument (in some cases, the potential loss is unlimited).

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. For the year ended December 31, 2020, each Fund’s monthly average quantity and notional value are described below:

The Merger Fund

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	22,019	$260,082,252
Written Option Contracts	34,851	$324,761,432
Forward Currency Exchange Contracts	14	$350,164,219
Long Total Return Swap Contracts	44,467,388	$536,784,678
Short Total Return Swap Contracts	12,546,646	$635,616,782

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
WCM Alternatives: Event-Driven Fund

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	17,476	$79,230,590
Written Option Contracts	17,728	$82,070,724
Forward Currency Exchange Contracts	16	$36,304,425
Long Total Return Swap Contracts	7,693,776	$164,645,691
Short Total Return Swap Contracts	1,646,229	$56,126,749

WCM Alternatives: Credit Event Fund

	Monthly Average	Monthly Average
	Quantity	Notional Value
Written Option Contracts	2	$2,079
Long Total Return Swap Contracts	290,890	$3,364,002
Short Total Return Swap Contracts	735	$40,601

Statements of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2020 are described below:

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Purchased Option Contacts	Investments	$2,041,855
Total		$2,041,855

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Purchased Option Contacts	Investments	$668,762
Swap Contracts	Receivables	4,935,945
Total		$5,604,707

WCM Alternatives: Credit-Event Fund
Equity Contracts:
Swap Contracts	Receivables	$360,347
Total		$360,347

	Liability Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Written Option Contacts	Written Option Contracts	$5,678,649
Swap Contracts	Payables	54,766,638
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	8,985,759
Total		$69,431,046

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
	Liability Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
WCM Alternatives: Event-Driven Fund
Equity Contracts:
Written Option Contacts	Written Option Contracts	$7,359,692
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	1,148,730
Total		$8,508,422

WCM Alternatives: Credit-Event Fund
Equity Contracts:
Written Option Contacts	Written Option Contracts	$2,850
Total		$2,850

Statements of Operations
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 are described below:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$22,042,715	$(1,935,823)	$—	$22,348,081	$42,454,973
Foreign Exchange
Contracts	—	—	(14,593,059)	—	(14,593,059)
Total	$22,042,715	$(1,935,823)	$(14,593,059)	$22,348,081	$27,861,914

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$6,235,213	$496,073	$—	$(122,100)	$6,609,186
Foreign Exchange
Contracts	—	—	(1,589,481)	—	(1,589,481)
Total	$6,235,213	$496,073	$(1,589,481)	$(122,100)	$5,019,705

WCM Alternatives:
Credit Event Fund
Equity Contracts				$61,010	$61,010
Total				$61,010	$61,010

*	The amounts disclosed are included in the realized gain (loss) on investments.

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts**	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$(2,525,411)	$9,231,289	$—	$(43,160,819)	$(36,454,941)
Foreign Exchange
Contracts	—	—	(6,487,562)	—	(6,487,562)
Total	$(2,525,411)	$9,231,289	$(6,487,562)	$(43,160,819)	$(42,942,503)

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts**	Contracts	Contracts	Contracts	Total
WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(657,399)	$(1,452,833)	$—	$3,306,257	$1,196,025
Foreign Exchange
Contracts	—	—	(872,781)	—	(872,781)
Total	$(657,399)	$(1,452,833)	$(872,781)	$3,306,257	$323,244

WCM Alternatives:
Credit Event Fund
Equity Contracts		$(1,920)		$371,384	$369,464
Total		$(1,920)		$371,384	$369,464

**	The amounts disclosed are included in net change in unrealized appreciation (depreciation) on investments.

S.	LIBOR
The London Interbank Offered Rate, or “LIBOR,” is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. The terms of many investments, financings or other transactions to which the Funds may have exposure have been historically tied to LIBOR. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance.

The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain investments of the Funds’ portfolio.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. However, there are obstacles to converting certain securities and transactions to a new reference rate. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Funds and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform. All of the aforementioned may adversely affect the Funds’ performance or NAV. Refer to Note 2 A. for a pricing description.

Note 3 — AGREEMENTS
The Funds’ investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement between TMF and the Adviser dated as of January 1, 2011 (the “TMF Advisory Agreement”) and pursuant to an investment advisory agreement between WCF, with respect to EDF and CEF, and the Adviser dated as of November 13, 2017 (the “EDF and CEF Advisory Agreement” and together with the TMF Advisory Agreement, the “Advisory Agreements”).

Under the terms of the TMF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of TMF’s average daily net assets. The Adviser has agreed until April 30, 2021 to reduce its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2.0 billion in average daily net assets of TMF and (ii) 0.93% on average daily net assets above $2.0 billion (the “TMF Fee Waiver Agreement”). Investment advisory fees waived by the Adviser on behalf of TMF for the year ended December 31, 2020 were $878,123.

Under the terms of the EDF and CEF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of EDF’s average daily net assets and 1.00% of CEF’s average daily net assets. The Adviser contractually agreed until December 31, 2021 to waive its investment advisory fee and to reimburse EDF for other ordinary

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 3 — AGREEMENTS (continued)
operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% for Institutional Class shares and 1.82% for Investor Class shares (the “EDF Expense Limitation Agreement”). The Advisor has contractually agreed until April 30, 2022 to waive its investment advisory fee and to reimburse CEF for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% for Institutional Class shares and 1.89% for Investor Class shares (the “CEF Expense Limitation Agreement”). Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses. To the extent that the Adviser waives its investment advisory fee for EDF or CEF and/or reimburses EDF or CEF for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. For the year ended December 31, 2020 the Adviser did not waive and/or reimburse any advisory fees and other expenses to EDF and for the year ended December 31, 2020, the Adviser waived and reimbursed $113,584 of advisory fees and other expenses to CEF.

Investment advisory fees waived and expenses reimbursed on behalf of EDF and CEF that are subject to potential recovery by the Adviser are shown in the following table by year of expiration.

WCM Alternatives: Credit Event Fund	Year of Expiration	Potential Recovery
	12/31/2021	$173,278
	12/31/2022	$144,336
	12/31/2023	$113,584

As of December 31, 2020, the Adviser had no potential recovery available for EDF.

Each of the TMF Fee Waiver Agreement, the EDF Expense Limitation Agreement and the CEF Expense Limitation Agreement may be terminated at any time by such Fund’s Board of Trustees. Certain officers of the Funds are also officers of the Adviser. Each Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the relevant Fund’s Trustees who are not interested persons of the Adviser or such Fund or by a vote of a majority of the outstanding voting securities of such Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a subsidiary of U.S. Bancorp, a publicly

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 3 — AGREEMENTS (continued)
held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST
The Board of Trustees of each Fund has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
The Merger Fund
Investor Class	Shares	Amount	Shares	Amount
Issued	17,768,369	$305,695,048	22,139,549	$372,043,431
Issued as reinvestment
of dividends	1,457,482	25,433,061	671,088	11,522,587
Redeemed	(26,475,285)	(452,309,136)	(39,825,094)	(672,209,911)
Net Decrease	(7,249,434)	$(121,181,027)	(17,014,457)	$(288,643,893)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class	Shares	Amount	Shares	Amount
Issued	69,253,486	$1,191,976,761	63,747,760	$1,069,624,980
Issued as reinvestment
of dividends	4,305,832	74,792,304	1,204,623	20,599,052
Redeemed	(43,764,553)	(747,728,531)	(30,358,811)	(510,505,208)
Net Increase	29,794,765	$519,040,534	34,593,572	$579,718,824

	Year Ended		Year Ended
WCM Alternatives:	December 31, 2020		December 31, 2019
Event-Driven Fund	Shares	Amount	Shares	Amount
Investor Class
Issued	1,079,626	$11,268,125	980,466	$10,482,375
Issued as reinvestment
of dividends	63,464	719,688	36,828	404,005
Redeemed	(845,809)	(8,719,905)	(272,769)	(2,920,389)
Net Increase	297,281	$3,267,908	744,525	$7,965,991

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class	Shares	Amount	Shares	Amount
Issued	7,579,921	$80,709,600	7,467,678	$79,923,691
Issued as reinvestment
of dividends	634,485	7,239,470	411,433	4,525,763
Redeemed	(5,483,858)	(56,248,350)	(3,079,889)	(33,157,545)
Net Increase	2,730,548	$31,700,720	4,799,222	$51,291,909

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 4 — SHARES OF BENEFICIAL INTEREST (continued)
	Year Ended		Year Ended
WCM Alternatives:	December 31, 2020		December 31, 2019
Credit Event Fund	Shares	Amount	Shares	Amount
Investor Class
Issued	12,724	$134,934	39,549	$417,609
Issued as reinvestment
of dividends	45	550	1,284	13,380
Redeemed	(50,652)	(462,516)	(438)	(4,628)
Net Increase (Decrease)	(37,883)	$(327,032)	40,395	$426,361

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class	Shares	Amount	Shares	Amount
Issued	482,555	$5,068,419	55,741	$592,859
Issued as reinvestment
of dividends	14,450	173,397	13,006	135,910
Redeemed	(120,974)	(1,225,469)	(11,681)	(113,367)
Net Increase	376,031	$4,016,347	57,066	$615,402

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION
TMF’s purchases and sales of securities for the year ended December 31, 2020 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and securities sold short) in the aggregate were $4,676,720,757 and $4,023,951,413, respectively. EDF’s purchases and sales of securities for the year ended December 31, 2020 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and securities sold short) in the aggregate were $552,887,616 and $559,051,957, respectively. CEF’s purchases and sales of securities for the year ended December 31, 2020 (excluding short-term investments, short-term options, swap contracts, reverse repurchase agreements and securities sold short) in the aggregate were $19,150,977 and $14,823,555, respectively. There were no purchases or sales of long-term U.S. Government securities by the Funds.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)
At December 31, 2020, the components of accumulated earnings gains (losses) on a tax basis were as follows:

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit Event Fund
Cost of investments*	$2,950,954,293	$188,616,726	$9,002,998
Gross unrealized appreciation	216,717,350	20,465,861	1,463,265
Gross unrealized depreciation	(57,720,777)	(12,695,920)	(977,897)
Net unrealized appreciation	$158,996,573	$7,769,941	$485,368
Undistributed ordinary income	—	13,037,575	696,614
Undistributed long-term capital gain	10,663,741	—	28,060
Total distributable earnings	$10,663,741	$13,037,575	$724,674
Other accumulated losses	(33,848,680)	(1,301,094)	(419)
Total accumulated gains	$135,811,634	$19,506,422	$1,209,623

*
Represents cost (including derivative contracts) for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, constructive sales, PFIC mark to market, and unsettled short losses.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions and swap treatment and equalization. Equalization adjustments resulted primarily from the utilization of earnings and profits on shareholder redemptions. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the following table shows the reclassifications made:

	Distributable Earnings	Paid-in Capital
The Merger Fund	$(18,098,457)	$18,098,457
WCM Alternatives: Event-Driven Fund	$172,540	$(172,540)
WCM Alternatives: Credit Event Fund	$—	$—

The tax components of dividends paid during the years ended December 31, 2020 and December 31, 2020 were as follows:

			WCM Alternatives:		WCM Alternatives:
	The Merger Fund		Event-Driven Fund		Credit Event Fund
Investor Class	2020	2019	2020	2019	2020	2019
Ordinary Income	$29,676,187	$13,594,494	$416,620	$404,640	$423	$12,495
Long-Term Capital Gains	—	—	304,459	—	280	958
Total Distributions Paid	$29,676,187	$13,594,494	$721,079	$404,640	$703	$13,453

Institutional Class
Ordinary Income	$94,593,221	$28,505,531	$4,183,256	$4,526,978	$138,428	$126,453
Long-Term Capital Gains	—	—	3,057,058	—	34,969	9,457
Total Distributions Paid	$94,593,221	$28,505,531	$7,240,314	$4,526,978	$173,397	$135,910

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020.

As of December 31, 2020, TMF had no post-October and $30,067,004 of late-year losses. As of December 31, 2020, CEF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2020, EDF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2020, TMF had no short-term or long-term capital loss carryover. As of December 31, 2020, EDF had no short-term or long-term capital loss carryover. As of December 31, 2020, CEF had no short-term or long-term capital loss carryover.

Note 6 — DISTRIBUTION PLAN
TMF has adopted an Amended and Restated Plan of Distribution (the “TMF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to TMF’s Investor Class shares. EDF has adopted a Plan of Distribution (the “EDF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to EDF’s Investor Class shares. CEF has adopted a Plan of Distribution (the “CEF Plan” and together with the TMF Plan and EDF Plan, the “Plans”) dated October 31, 2017, pursuant to Rule 12b-1 under the 1940 Act that applies to CEF’s Investor Class shares. Under each Plan, a Fund may pay the Fund’s distributor for certain of the distribution and shareholder service expenses associated with the Fund’s Investor Class shares, as well as to reimburse the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares, or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to the Fund’s Investor Class shares held or purchased by their respective customers or in connection with the purchase of the Fund’s Investor Class shares attributable to their efforts. Under each Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the respective Fund’s Investor Class shares, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2020, TMF incurred $2,287,015 pursuant to the TMF Plan in respect of TMF’s Investor Class shares. For the year ended December 31, 2020, EDF incurred $51,055 pursuant to the EDF Plan in respect of EDF’s Investor Class shares. For the

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 6 — DISTRIBUTION PLAN (continued)
year ended December 31, 2020, CEF incurred $490 pursuant to the CEF Plan in respect of CEF’s Investor Class shares. Each Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the relevant Fund’s Trustees, including a majority of the non-interested Trustees, or a majority of the relevant Fund’s outstanding Investor Class shares.

Note 7 — OFFSETTING ASSETS AND LIABILITIES
Each Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow each Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency
Exchange Contracts —
JP Morgan Chase
& Co., Inc.	$35,440	$35,440	$—	$—	$—	$—
Forward Currency
Exchange Contracts —
Goldman,
Sachs & Co.	414,904	414,904	—	—	—	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	43,532,443	43,532,443	—	—	—	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	10,994,519	10,994,519	—	—	—	—
Swap Contracts —
Goldman,
Sachs & Co.	6,013,737	6,013,737	—	—	—	—
	$60,991,043	$60,991,043	$—	$—	$—	$—

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)
The Merger Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option
Contracts**	$5,678,649	$—	$5,678,649	$—	$5,678,649	$—
Forward Currency
Exchange Contracts —
JP Morgan Chase
& Co., Inc.	7,002,141	35,440	6,966,701	—	6,966,701	—
Forward Currency
Exchange Contracts —
Goldman,
Sachs & Co.	2,433,962	414,904	2,019,058	—	2,019,058	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	80,815,509	43,532,443	37,283,066	—	37,283,066	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	21,523,285	10,994,519	10,528,766	—	10,528,766	—
Swap Contracts —
Goldman,
Sachs & Co.	12,968,543	6,013,737	6,954,806	—	6,954,806	—
	$130,422,089	$60,991,043	$69,431,046	$—	$69,431,046	$—

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)
WCM Alternatives: Event-Driven Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency
Exchange Contracts —
JP Morgan Chase
& Co., Inc.	$4,520	$4,520	$—	$—	$—	$—
Forward Currency
Exchange Contracts —
Goldman,
Sachs & Co.	18,141	18,141	—	—	—	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	5,798,494	5,451,076	347,418	—	—	347,418
Swap Contracts —
JPMorgan Chase
& Co., Inc.	6,494,687	2,528,176	3,966,511	—	—	3,966,511
Swap Contracts —
Goldman,
Sachs & Co.	3,295,140	2,673,124	622,016	—	—	622,016
	$15,610,982	$10,675,037	$4,935,945	$—	$—	$4,935,945

Liabilities:
Description
Written Option
Contracts —
JP Morgan Chase
& Co., Inc.	$7,083,715	$—	$7,083,715	$—	$7,083,715	$—
Written Option
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	275,977	—	275,977	—	275,977	—
Forward Currency
Exchange Contracts —
JP Morgan Chase
& Co., Inc.	888,328	4,520	883,808	—	883,808	—
Forward Currency
Exchange Contracts —
Goldman,
Sachs & Co.	283,063	18,141	264,922	—	264,922	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	5,451,076	5,451,076	—	—	—	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	2,528,176	2,528,176	—	—	—	—
Swap Contracts —
Goldman,
Sachs & Co.	2,673,124	2,673,124	—	—	—	—
	$19,183,459	$10,675,037	$8,508,422	$—	$8,508,422	$—

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)
WCM Alternatives: Credit Event Fund
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Swap
Contracts —
JPMorgan
Chase
& Co., Inc.	$78,711	$54	$78,657	$—	$—	$78,657
Swap
Contracts —
Goldman,
Sachs & Co.	438,239	156,549	281,690	—	—	281,690
	$516,950	$156,603	$360,347	$—	$—	$360,347
Liabilities:
Description
Written Option
Contracts**	$2,850	$—	$2,850	$—	$2,850	$—
Swap
Contracts —
JPMorgan Chase
& Co., Inc.	54	54	—	—	—	—
Swap
Contracts —
Goldman,
Sachs & Co.	156,549	156,549	—	—	—	—
	$159,453	$156,603	$2,850	$—	$2,850	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown.
**	JPMorgan Chase & Co., Inc. is the prime broker for all written option contracts held by TMF and CEF as of December 31, 2020. EDF written options are disclosed by counterparty in the table above.

Note 8 — SECURITIES LENDING
Effective November 13, 2018, TMF became authorized to engage in securities lending in order to generate additional income. TMF is able to lend to approved borrowers. TMF’s custodian, U.S. Bank N.A. serves as the lending agent for TMF, pursuant to a Securities Lending Agreement (the “Securities Lending Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Mount Vernon Liquid Assets Portfolio, LLC. TMF retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 8 — SECURITIES LENDING (continued)
borrowers, there may be a negative rebate (i.e., a net payment from the borrower to TMF). Upon termination of a loan, TMF is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by TMF or the borrower at any time.

The net income earned on securities lending (after payment of rebates and U.S Bank N.A.’s fee) is included on the Statements of Operations as Securities lending income (net). TMF also received payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agreement, U.S Bank N.A. marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loaned securities that are non-U.S. securities), U.S. Bank N.A. requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the Schedule of Investments. At December 31, 2020, the value of outstanding securities on loan and the value of collateral investment were as follows:

The Merger Fund

	Value of	Cash	Total value
	Securities	Collateral Posted	of Collateral
	on Loan	by Borrower	Investments
Mount Vernon Liquid Asset Portfolio, LLC*	$37,664,058	$38,662,778	$38,662,778

*	Please refer to the Schedule of Investments to view classification as this instrument is classified as a short-term fund and is not a registered money market fund.

TMF bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, TMF may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, TMF may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

TMF is not subject to a master netting agreement with respect to securities lending.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 8 — SECURITIES LENDING (continued)
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, U.S Bank N.A. has agreed to indemnify TMF from losses resulting from a borrower’s failure to return a loaned security.

Note 9 — TRANSACTIONS WITH AFFILIATED PARTIES
A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. For the year ended December 31, 2020, TMF is considered to have affiliated transactions as  the Fund holds 5% or more of the outstanding voting securities of Subversive Capital Acquisition Corporation Class A shares ("Subversive"). Neither EDF or CEF would be considered affiliates of Subversive as holdings within these Funds do not exceed 5% of the outstanding voting securities. Transactions with companies that are or were affiliates during the year ended December 31, 2020 are as follows:

The Merger Fund

	Number of			Number of
	shares held at			shares held at
	December 31,	Gross	Gross	December 31,
Name of issuer	2019	additions	reductions	2020
Subversive Capital
Acquisition
Corporation Class A	—	3,038,321	—	3,038,321

			Net increase
	Value at	Amount of	in unrealized	Realized capital
	December 31,	dividends for	appreciation	gain (loss)
	2020	the year	for the year	for the year
Subversive Capital
Acquisition
Corporation Class A	$30,747,809	$—	$1,264,204	$—

Note 10 — COVID-19
During the period, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 10 — COVID-19 (continued)
significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Funds have invested to fail to close or occur as expected by the Adviser, leading to a Fund experiencing investment losses.

Note 11 – SUBSEQUENT EVENTS
In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 1, 2021 Westchester Capital Management, LLC, investment adviser of the Funds, and Virtus Investment Partners, Inc. (“Virtus”) entered into an agreement pursuant to which Virtus will acquire Westchester Capital Management, LLC,  (the “Acquisition”), subject to a number of conditions.  The closing of the Acquisition is expected to result in the termination of the investment advisory agreements of the Funds.  Under the terms of the Acquisition, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser to the Funds and Westchester Capital Management, LLC will serve as sub-adviser to the Funds.  The Boards of Trustees of the Funds will be asked to approve new investment advisory and sub-advisory agreements for the Funds and to nominate new members to the Boards of Trustees. If approved by the Boards of Trustees of the Funds, shareholders of the Funds will be asked to approve the new

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2020

Note 11 – SUBSEQUENT EVENTS (continued)
investment advisory and sub-advisory agreements for the Funds and to elect new members to the Boards of Trustees. The Acquisition is expected to close in the second half of 2021, subject to a number of conditions, including Board and shareholder approval of the foregoing matters. Messrs. Behren and Shannon with respect to all the Funds and Mr. Tan with respect to WCM Alternatives: Credit Event Fund, are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Acquisition. It is not anticipated that there will be any changes to the Funds’ investment objectives or principal investment strategies as a result of the Acquisition.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Merger Fund and Westchester Capital Funds and Shareholders of The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of, The Merger Fund and WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund (constituting Westchester Capital Funds) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York
February 25, 2021

We have served as the auditor of one or more investment companies in Westchester Capital Management (or its predecessor) since 1995.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit-Event Fund, respectively.  In October 2020, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, WCM Alternatives: Event-Driven Fund’s, and WCM Alternatives: Credit Event Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management, LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period. A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. The Independent Trustees began their formal review process in the summer of 2020 by compiling a request for information that sought a wide range of information the Independent Trustees believed might be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees were assisted in compiling that information request by counsel to the Independent Trustees.

Following receipt of the Adviser’s response to their information request, the Independent Trustees evaluated all of the information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund.  The Independent Trustees also requested additional information after their review of the Adviser’s response to their initial information request. Throughout their review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the continuation of the Agreements in private sessions with their counsel.  The Independent Trustees and the Board, in determining to approve the continuation of the Agreements, did not identify any particular factor that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, information about the personnel providing investment management services to the Funds, and information regarding the terms of the Adviser’s other advisory relationships.

The Board also requested and evaluated performance and expense information for other investment companies that was compiled and presented by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider. During the review process, the Board received information regarding the methodology used in compiling Broadridge’s report and the process by which Broadridge constructed each Fund’s peer group. The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.  After consideration of all of the information presented to it, the Board concluded that it had received all of the information it believed was reasonably necessary to assess the terms of each Agreement and determine whether to renew each Agreement.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser. The Trustees also considered the scope of services provided by the Adviser under the Agreements and noted that the scope of work required of the Adviser to perform the contracted-for and other necessary related services had expanded over time as a result of regulatory and other developments and that the Adviser performed a number of services for the Funds not expressly required by the Agreements.  In this respect, the Board also considered the oversight functions, including with respect to the management of Fund expenses, performed by officers of the Funds who were

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

supplied by the Adviser. The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds. The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund. The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations.  The Trustees also considered the Adviser’s efforts at attracting and retaining personnel to maintain and, potentially, enhance the level of services provided to the Funds.  The Trustees also took into account the significant investments the Adviser had made in promoting and otherwise supporting the distribution of the Funds and the potential benefits of those investments that might inure to the Funds.  The Board and the Independent Trustees also considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds (both net and gross of expenses). The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the one-, three-, five- and ten-year periods (where applicable) ended August 31, 2020.  The Board considered that The Merger Fund (net of expenses) ranked in the first quartile of its peer group for each of the one-, three-, five- and ten-year periods ended August 31, 2020. The Board also considered that the Fund (net of expenses) outperformed its benchmark index, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2020.  The Board considered that The Merger Fund VL (net of expenses) ranked in the first quartile of its peer group over the one-, three-, five- and ten-year periods ended August 31, 2020.  The Board also considered that The Merger Fund VL (net of expenses) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2020.  The Board also considered that WCM Alternatives: Event-Driven Fund (net of expenses) ranked in the fourth quartile

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

of its peer group for the one-, three- and five-year periods ended August 31, 2020.  The Board also considered that WCM Alternatives: Event-Driven Fund (net of expenses) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the three- and five-year periods ended August 31, 2020, though it underperformed its benchmark over the one-year period ended August 31, 2020.  In considering the relative underperformance of WCM Alternatives: Event-Driven Fund, the Board considered the Adviser’s explanations for that relative underperformance as well as the Adviser’s longer-term track record in merger arbitrage and event-driven investing generally.  The Board also considered that WCM Alternatives: Credit Event Fund (net and expenses) ranked in the third quartile of its peer group for the one-year period ended August 31, 2020, and underperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and its peer group median by 26 and 13 basis points, respectively, for the one-year period ended August 31, 2020.  The Trustees noted that in evaluating the relative performance and percentile information presented they considered the limited number of close peers for each Fund, especially for periods of five years or longer (where applicable).  The Trustees also considered that the WCM Alternatives: Credit Event Fund had a limited operating history to evaluate.

In all of their evaluations of relative performance, the Trustees noted that the report provided by Broadridge included a relatively small number of peer funds for The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund, especially over longer-term periods (where performance information was available over longer-term periods), due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies.  In their evaluation of each Fund’s performance, including each Fund’s level of absolute performance over recent periods, the Trustees also considered, among other things, information the Adviser had provided regarding the market conditions affecting merger-arbitrage and event-driven strategies generally, the prevailing low interest rate environment generally, and the historical relationship between the Funds’ performance and interest rates generally, and that the Adviser had continued to deliver low volatility returns.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record supported the renewal of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Broadridge, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds. They

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

considered the Funds’ advisory fees relative to their peer groups. In this regard, the Independent Trustees noted The Merger Fund’s gross advisory fees and net operating expenses (Institutional Class) were below the median of its peer group.  The Independent Trustees also noted The Merger Fund VL’s gross advisory fees were at the median of its peer group at its current asset level and its net operating expenses were below the median of its peer group.  The Independent Trustees noted that WCM Alternatives: Event-Driven Fund’s gross advisory fees were above, though near, the median of its peer group at its current asset level. The Independent Trustees also noted that WCM Alternatives: Event-Driven Fund’s net operating expenses (Institutional Class) were above, though near, the median of its peer group.  In respect of WCM Alternatives: Event-Driven Fund, the Independent Trustees also considered that the Adviser has in place an expense cap limitation arrangement that is within five basis points of the median of its peer group, a level of expense cap that was lowered to that level approximately one year ago.  The Independent Trustees also noted that WCM Alternatives: Credit Event Fund’s gross advisory fees and net operating expenses (Institutional Class) were above its peer group medians, respectively, though they noted that the Adviser was waiving substantially all of its advisory fee under the terms of the Fund’s expense limitation agreement due to, among other things, the Fund’s very limited asset base.

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a performance-based fee. The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients. In this regard, the Adviser noted that the services provided to these other clients typically consist nearly exclusively or primarily of portfolio management services. The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support functions, the provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered mutual fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided and the sponsorship and other risks assumed by the Adviser.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution and certain other expenses) of the Adviser’s relationship with each Fund. The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers (other than Mr. Tan) because those portfolio managers are the principal owners of the Adviser and do not receive a salary or bonus. The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability.  In conducting their review, the Board considered the Adviser’s profitability both with and without the estimated compensation expense for the Funds’ portfolio managers who are also the Adviser’s principal owners.

In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were subjective in nature. The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information for peer advisers often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its overall business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital. The Independent Trustees concluded that the Adviser’s profitability with respect to The Merger Fund and Merger Fund VL was not excessive, especially in light of the Adviser’s experience; the Adviser’s status as one of a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered mutual fund vehicle; and the Funds’ highly competitive gross advisory fees and net operating expenses. The Independent Trustees concluded that the Adviser’s profitability with respect to WCM Alternatives: Event-Driven Fund was not excessive, especially in light of the Adviser’s investment experience in event-driven investing; the Adviser’s status as one of a limited number of investment advisers with an extensive history of providing competitive event-driven portfolio management services within a registered mutual fund vehicle; and the Adviser’s agreement to continue an expense cap limitation that was expected to benefit the Fund’s shareholders for an additional one-year period.   The Independent Trustees noted that the Adviser experienced a loss

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

in respect of its relationship with WCM Alternatives: Credit Event Fund due to the effect of the expense limitation agreement between that Fund and the Adviser and the Adviser’s agreement to continue the expense cap limitation for an additional one-year period.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds. The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue the expense limitation agreements applicable to The Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund, and the advisory fee waiver in respect of The Merger Fund for another one-year period. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees believed relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period.

STATEMENT REGARDING THE FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted a liquidity risk management program. The program’s principal objectives are to support each Fund’s compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. During the period covered by the report, the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile, including during any periods of market volatility and net redemptions. In this regard, the program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect an assessment of their relative liquidity under current market conditions. There can be no assurance that the program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Interested Trustees
Roy D. Behren*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Treasurer;	2011	Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1960			2011.

Michael T. Shannon*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Trustee	2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1966			2011.

Non-Interested Trustees
Barry Hamerling	Independent	Indefinite,	Managing Partner of	4	Former
c/o Westchester	Trustee	since	Premium Ice Cream of		Trustee of
Capital		2007	America since 1995.		AXA Premier
Management, LLC			Managing Partner of		VIP Trust
100 Summit Lake Drive			B&J Freeport since
Valhalla, NY 10595			1990.
Year of Birth: 1946

Richard V. Silver	Independent	Indefinite,	Retired Senior	4	None
c/o Westchester	Trustee	since	Executive Vice
Capital		2013	President, Chief
Management, LLC			Administrative Officer
100 Summit Lake Drive			and Chief Legal Officer
Valhalla, NY 10595			of AXA Equitable Life
Year of Birth: 1955			Insurance Company.
			Senior Advisor to AXA
			Equitable Life Insurance
			Company from May
			2012 to April 2013.

Christianna Wood	Independent	Indefinite,	Chief Executive Officer	4	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd.		Corporation;
Management, LLC			since August 2009.		Director of
100 Summit Lake Drive					Grange
Valhalla, NY 10595					Insurance;
Year of Birth: 1959					Trustee of
					85 funds in
					the Delaware
					Funds
					complex

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Officers
Bruce Rubin	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	terms,	Officer of Westchester
Management, LLC	Chief	since	Capital Management,
100 Summit Lake Drive	Compliance	2010	LLC, the Fund’s Adviser,
Valhalla, NY 10595	Officer and		since 2010.
Year of Birth: 1959	Anti-Money
Laundering
Compliance
Officer

Abraham R. Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms,	Westchester Capital
Management, LLC		since	Management, LLC, the
100 Summit Lake Drive		2012	Fund’s Adviser, since
Valhalla, NY 10595			2011.
Year of Birth: 1975

Christopher Colomb	Principal	One-year	Controller of	N/A	N/A
Westchester Capital	Financial	terms,	Westchester Capital
Management, LLC	Officer	since	Management, LLC,
100 Summit Lake Drive		2020	the Fund’s Adviser
Valhalla, NY 10595			since 2017.
Year of Birth: 1983			Associate of Fortress
Investment Group,
LLC from 2015
to 2017.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser. Messrs.  Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

**	The fund complex consists of TMF, The Merger Fund VL, EDF and CEF.

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2020 was 13.19% for TMF and 11.08% for EDF and 0.46% for CEF.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2020 was 11.84% for TMF and 9.64% for EDF and 0.66% for CEF.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2020 was 72.81% for TMF and 51.01% for EDF and 21.86% for CEF.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds generally vote proxies relating to portfolio securities may be obtained without charge by calling the Funds’ Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Parts F of Form N-PORT are available on the SEC’s website at www.sec.gov. Once filed, the most recent Parts F of Form N-PORT will also be available without charge, upon request, by calling 1-800-343-8959.

The Merger Fund and Westchester Capital Funds
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your non- public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY 10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
(800) 343-8959

Distributor
Compass Distributors, LLC
Three Canal Plaza, 3rd Floor
Portland, ME 04101

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary
Christopher Colomb, Principal Financial Officer

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is authorized for distribution only when
preceded or accompanied by a current prospectus.

(b)  Not applicable for the Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith. The registrant also undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

WCM Alternatives: Event-Driven Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$49,075	$45,575
Audit-Related Fees	$ -	$ -
Tax Fees	$14,110	$12,605
All Other Fees	$ -	$ -

WCM Alternatives: Credit Event Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$37,000	$35,500
Audit-Related Fees	$ -	$ -
Tax Fees	$6,940	$6,290
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

WCM Alternatives: Event-Driven Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

WCM Alternatives: Credit Event Fund

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

WCM Alternatives: Event-Driven Fund

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	-	-
Registrant’s Investment Adviser	-	-

WCM Alternatives: Credit Event Fund

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Westchester Capital Funds

By (Signature and Title)*       /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date   3/8/2021

By (Signature and Title)*       /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date   3/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date   3/8/2021

By (Signature and Title)*       /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date   3/8/2021

* Print the name and title of each signing officer under his or her signature.